                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___)


Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement     / / Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Exsorbet Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:


--------------------------------------------------------------------------------
/X/ Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

[LOGO]
                           EXSORBET INDUSTRIES, INC.

           4294 LAKELAND DRIVE, SUITE 200, FLOWOOD, MISSISSIPPI 39204

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders of Exsorbet Industries, Inc. (the "Company") will be held at the Harvey Hotel, 200 East Amite, Jackson, Mississippi, 39201, on December 10, 1996, at 9:00 a.m. (Central Standard Time), for the following purposes:


         (1) to elect six directors to serve on the Company's Board of Directors;

         (2) to consider and vote upon a proposal to reincorporate the Company under the laws of the State of Delaware by means of a merger of the Company with and into a newly formed wholly-owned subsidiary incorporated in the State of Delaware;

         (3) the consider and vote upon a proposal to eliminate cumulative voting rights with respect to the election of the Board of Directors;

         (4) to consider and vote upon a proposal to create a series of preferred stock with such rights, privileges and preferences as the Board of Directors may determine from time to time;

         (5) to consider and vote upon a proposal to change the name of the Company to "Consolidated Eco-Systems, Inc.";

         (6) to ratify the selection of Cooper, Shuffield & Company as the Company's independent certified public accountants for the fiscal year ending December 31, 1996; and

         (7) to transact such other business as may properly be brought before the meeting or any adjournment thereof.


         The shareholders of record at the close of business on October 29, 1996 are entitled to notice of and to vote at this Annual Meeting or any adjournment thereof.


         We hope that you attend the Annual Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your desires. Any proxy given by a shareholder may be revoked by that shareholder at any time prior to the voting of the proxy.

                                        EXSORBET INDUSTRIES, INC.


                                        /S/ SAM SEXTON III

                                        Sam Sexton III
                                        Secretary

November 14, 1996

[LOGO]

                           EXSORBET INDUSTRIES, INC.

           4294 LAKELAND DRIVE, SUITE 200, FLOWOOD, MISSISSIPPI 39208

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


                               DECEMBER 10, 1996




         The enclosed proxy is solicited by and on behalf of the Board of Directors of Exsorbet Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Harvey Hotel, 200 East Amite, Jackson, Mississippi, 39201, on December 10, 1996, at 9:00 a.m. (Central Standard Time), and at any adjournment of such Annual Meeting. The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the meeting and this Proxy Statement. The persons named as proxies are Dr. Edward L. Schrader and Sam Sexton III, each of whom is presently a director of the Company.



         This Proxy Statement and the related form of proxy are being mailed on or about November 14, 1996 to all shareholders of record on October 29, 1996. Shares of the Company's common stock, $.001 per share par value (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a shareholder. As to the election of directors, a shareholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the shareholder in the appropriate area. See "Proposal No. 1: Election of Directors" below. With respect to the other proposals, a shareholder may, by checking the appropriate box on the proxy: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to the voting of the proxy by delivering a written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting in person.


         The cost of soliciting, preparing, assembling and mailing the proxy, this Proxy Statement, and other materials enclosed therewith, and all clerical and other expenses of proxy solicitation will be borne by the Company. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telegram or in person. The Company also has employed Interwest Transfer Company, a proxy solicitation firm, to solicit proxies from brokers and banks at a cost of approximately $2,000.00. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record by such parties and will reimburse such parties for their expenses in forwarding such materials.

         The information contained in the "Compensation Committee Report on Executive Compensation" below and "Performance of the Common Stock" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                 VOTING RIGHTS


         The holders of record of the 14,956,467 shares of Common Stock outstanding on October 29, 1996 will be entitled to one vote for each share held on all matters coming before the Annual Meeting except for the election of directors. Shareholders will have the right to cumulate their votes in the election of directors. Every shareholder entitled to vote at such election for directors shall have the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected and for those who the shareholder has the right to vote.


                                METHOD OF VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is present, the affirmative vote of a majority of all the outstanding shares of stock shall be the act of the shareholders with respect to Proposals Nos. 2, 4 and 5. With respect to Proposal No. 3, the affirmative vote of three-fourths of all the outstanding shares of Common Stock is necessary to approve the proposal. Proposal Nos. 6 and 7 require only a majority of the shares present. Once a quorum is present at a duly organized and convened meeting, shareholders may continue to do business notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a quorum is not present or represented at the Annual Meeting, the shareholders present at the meeting or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

         Abstentions may be specified on all proposals (other than the election of directors) and will be counted towards a quorum. With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect.

         Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors and other "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for other "non-discretionary" items without specific instructions from the beneficial owners. Such "broker non-votes" will be counted towards a quorum. Under applicable Idaho law and in accordance with the Company's bylaws, broker non-votes are not counted in determining the total number of votes cast and will have no effect with respect to Proposal No. 1, the election of directors. With respect to Proposal Nos. 2-6, broker non-votes will be counted as votes against the proposals.


                                 ANNUAL REPORT


         The annual report for the Company's fiscal year ended December 31, 1995, including audited financial statements (the "Annual Report"), is being furnished with this Proxy Statement to shareholders of record as of October 29, 1996. The annual report does not constitute a part of the proxy solicitation materials.

                           OWNERSHIP OF COMMON STOCK8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of November 1, 1996 (except as otherwise indicated) by (a) each director and named executive officer of the Company; (b) all current executive officers and directors of the Company as a group; and (c) each person known to the Company who is a beneficial holder of more than five percent of the shares of its Common Stock.



                                                                      Shares Directly or         Percent of
Name and Address                                                      Beneficially Owned (1)        Class
----------------                                                      ------------------         ----------
DIRECTORS

Charles E. Chunn, Jr.   . . . . . . . . . . . . . . . . . . . .           410,000(2)(9)             2.66%

 Director, Executive Vice President and Treasurer
 9704 Bridgeford
 Fort Smith, AR 72903

James J. Connors, Jr. . . . . . . . . . . . . . . . . . . . . .           245,000(2)(9)             1.61%

 Director and Executive Vice President
 10539 Country Road 1
 Fairhope, AL 36532

Dr. Edward L. Schrader  . . . . . . . . . . . . . . . . . . . .           335,000(4)(9)             2.18%

 Director and President
 504 Merganser Trail
 Clinton, MS 39056

Sam Sexton III  . . . . . . . . . . . . . . . . . . . . . . . .           300,000(5)(9)             1.95%

 Director and Secretary
 P.O. Box 1526
 Fort Smith, AR 72902

Robert D. Vick  . . . . . . . . . . . . . . . . . . . . . . . .           245,000(3)(9)             1.61%

 Director and Executive Vice President
 111 Meadowview
 Brandon, MS 39042

Larry Woodcock  . . . . . . . . . . . . . . . . . . . . . . . .         1,352,021(6)(9)             8.86%

 Director and Executive Vice President
 1890 Swisco Road
 Sulphur, LA  70663

EXECUTIVE OFFICERS

Caleb H. Dana . . . . . . . . . . . . . . . . . . . . . . . . .           170,000(7)                1.13%

 Executive Vice President
 103 Pinetrail Place
 Madison, MS  39110

Kenneth R. McDonald . . . . . . . . . . . . . . . . . . . . . .           514,469(9)                3.42%

 Executive Vice President
 P.O. Box 398
 Double Springs, AL 35553

Edward M. Penick, Jr. . . . . . . . . . . . . . . . . . . . . .           158,940(8)                1.05%

 Executive Vice President
 10 Longfellow Place
 Little Rock, AR 72207

OTHER 5% SHAREHOLDERS

American Physicians Service Group, Inc.  . . . . . . . . . . . .        3,300,000(10)              19.23%

 1301 Capital of Texas Highway, Suite C-300
 Austin, TX 78746

First Commercial Trust Co., N.A.  . . . . . . . . . . . . . . .         1,193,600(11)               7.89%

 400 West Capitol
 Little Rock, AR 72201

Directors and Executive . . . . . . . . . . . . . . . . . . . .         3,730,430(12)              22.44%

 Officers as a Group (9 persons)





(1) All shares are owned directly with voting and dispositive powers unless otherwise stated.


(2) Includes 325,000 shares of Common Stock issuable upon options exercisable within 60 days.


(3) Includes 125,000 shares of Common Stock issuable upon options exercisable within 60 days.

(4) All of these shares of Common Stock are issuable upon options exercisable within 60 days.

(5) Includes 295,000 shares of Common Stock issuable upon options exercisable within 60 days.


(6) Mr. Woodcock and his wife, Marilyn Woodcock, jointly own 1,152,021 shares of Common Stock and each holds options exercisable within 60 days to acquire 100,000 shares of Common Stock.


(7) Includes 50,000 shares of Common Stock issuable upon options exercisable within 60 days.





(8) Includes 60,000 shares of Common Stock issuable upon options exercisable within 60 days.



(9) As part of the transaction to acquire 7-7, Inc., an Ohio corporation ("7-7"), several individuals each granted an option to American Physicians Service Group, Inc., a Texas corporation ("APS") to purchase an aggregate of 1,400,000 shares of Common Stock from such exercisable within 60 days at a price of $2.75 per share. Such individuals include Messrs. Chunn, Connors, Schrader, Sexton, Vick, Woodcock and McDonald, who each granted an option to APS for 180,000, 122,500, 167,500, 200,000, 122,500, 317,500 and 190,000, respectively.



(10) Includes 2,100,000 shares of Common Stock issuable upon options exercisable within 60 days. Of these 2,100,000 shares of Common Stock, 1,400,000 may be acquired pursuant to options granted by Messrs. Chunn, Connors, Schrader, Sexton, Vick, Woodcock, McDonald and a former officer of the Company.



(11) Pursuant to the terms of a trust agreement between the former President of the Company, Floyd Leland Ogle, and First Commercial Trust Co., N.A., the trustee ("First Commercial"), 1,458,100 shares of Common Stock, along with a currently exercisable option to purchase 50,000 shares of Common Stock were placed into trust on or about February 26, 1996 for the benefit of Mr. Ogle's wife, Terrie Ogle. First Commercial has sold 314,500 shares of Common Stock as of November 1, 1996. The trust agreement provides that First Commercial will vote the shares in the trust at the Annual Meeting in proportion to the manner in which all the remaining outstanding shares vote. First Commercial disclaims beneficial ownership of these shares.



(12) Includes 2,635,338 shares of Common Stock issuable upon options exercisable within 60 days.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

         Each of the persons set forth below has been nominated for election to the Board of Directors, to serve for a term of one year until the next annual meeting of shareholders or until his successor is elected and qualified. See "Directors and Executive Officers--Nominees for Election as Directors." The shares represented by proxies will be voted as specified by the shareholder.
If a shareholder does not specify his or her choice, the shares will be voted in favor of the election of the nominees listed on the proxy except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend. The Company does not presently contemplate that any of the nominees will become unavailable for election for any reason.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                        DIRECTORS AND EXECUTIVE OFFICERS


         The Company's Bylaws provide that the number of directors on the Board of Directors shall be fixed by the Board of Directors. During fiscal year 1995, the Company's Board of Directors was fixed at three and consisted of Charles E. Chunn, Jr., Floyd Leland Ogle and Sam Sexton III. Mr. Ogle resigned from his positions as an officer and director of the Company in February of 1996. After Mr. Ogle resigned, Dr. Edward L. Schrader was appointed by the remaining directors to the Board of Directors on February 21, 1996. In accordance with an agreement between the Company and Larco Environmental Services, Inc., a Louisiana corporation ("Larco"), upon the Company's acquisition of Larco, the membership of the Board of Directors was increased by one and Larry Woodcock, one of Larco's former shareholders, was appointed to the Board of Directors. In August of 1996, the Board of Directors increased the size of the Board of Directors by two to its current number of six and appointed two additional employees of the Company to the Board of Directors: James J. Connors, Jr. on August 19 and Robert D. Vick on August 22. The shareholders shall cast their votes for the election of directors for these six seats on the Board of Directors.



         In addition to these six seats, the Company has agreed to increase the membership of the Board of Directors after the Annual Meeting pursuant to and in accordance with that certain Stock Purchase Agreement, dated September 30, 1996 by and among the Company and the former shareholders of 7-7, Inc., an Ohio corporation ("7-7") and attached as Exhibit 2.1 to the Company's Form 8-K/A-1 filed with the SEC on October 16, 1996, which describes the acquisition of 7-7 and its related financing (the "7-7 Form 8-K") and that certain Shareholders Rights Agreement (herein so called), dated September 30, 1996 by and between the Company and American Physicians Service Group, Inc., a Texas corporation, which provided the financing for the acquisition of 7-7 ("APS"), and attached as
Exhibit 10.10 to the 7-7 Form 8-K. The Company has agreed pursuant to the Stock Purchase Agreement to increase the membership of the Board of Directors by one and appoint a former shareholder of 7-7, as selected by the former shareholders, to the Board of Directors after the Annual Meeting. Additionally, the Company has agreed pursuant to the Shareholders Rights Agreement to increase the membership of the Board of Directors by one and appoint an individual designated by APS to the Board of Directors promptly after this Annual Meeting. The Shareholders Rights Agreement further requires the Company to appoint a second individual designated by APS if APS acquires one-half of the shares of Common Stock that APS is entitled to purchase pursuant to that certain Stock Warrant (herein so called) dated September 30, 1996 by and between the Company and APS, attached as Exhibit 10.11 to the 7-7 Form 8-K, which provides for the acquisition of 300,000 shares of Common Stock, and those certain Option Agreements (herein so called) each dated September 30, 1996 each by a present or former officer or director of the Company and APS, a form of which is attached as Exhibit 10.14 to the 7-7 Form 8-K and provides for the acquisition of an aggregate of 1,400,000 shares of Common Stock from such persons. The obligation to appoint a second individual designated by APS to the Board of Directors arises if APS acquires one half of the Common Stock that it is entitled to acquire pursuant to the Stock Warrant and the Option Agreements. Once APS possesses the right to appoint two members of the Board of Directors and in the event the membership of Board of Directors is increased or otherwise becomes larger than ten members, the Board of Directors will increase its membership by one and APS shall be entitled to designate a third member to be appointed by the Company to the Board of Directors.


         The following sets forth certain information regarding the nominees for election to the Company's Board of Directors and the Company's Executive
Officers:

NOMINEES FOR ELECTION AS DIRECTORS



                                                         Director
                                Name              Age      Since
                      ------------------------    ---   ----------
                      Charles E. Chunn, Jr.       38       12/1/93
                      James J. Connors, Jr.       37       8/19/96
                      Edward L. Schrader          45       2/21/96
                      Sam Sexton III              38      12/20/93
                      Robert D. Vick              39       8/22/96
                      Larry Woodcock              49       6/26/96



         Charles E. Chunn, Jr.

         Mr. Chunn joined the Company on December 1, 1993 as a Director and Secretary/Treasurer. He served as Secretary/Treasurer until he was elected to the position of President/Treasurer of the Company on February 26, 1996. Mr. Chunn served as President/Treasurer until he was elected to the positions of Executive Vice President and Treasurer on April 1, 1996. Mr. Chunn was Managing Partner of Chunn & Company, CPA, a firm of certified public accountants, from 1982 until 1994 and served as Treasurer of InterFinance Corporation, a privately held general finance business, in 1994.



         James J. Connors, Jr.

         Mr. Connors joined the Company on December 28, 1995 as the Chairman of Eco-Systems, Inc. ("Eco-Systems"), a wholly owned subsidiary of the Company, when Eco-Systems was acquired by the Company. He had served as Chairman of Eco-Systems since March of 1993. He was appointed to Executive Vice President of the Company on April 1, 1996. From 1989 to 1993, Mr. Connors was Vice President of Woodward-Clyde Associates, a privately held engineering firm based in Denver, Colorado ("Woodward-Clyde").



         Dr. Edward L. Schrader.

         Dr. Schrader joined the Company on February 21, 1996 as a Director.
He was elected President and Chief Executive Officer of the Company on April 1, 1996. He has served as an international oil spill and environmental consultant since 1988. From 1990 to 1995, Dr. Schrader was Chairman of the Department of Geology and a Director of Millsaps Sorbent Laboratory at Millsaps College, Jackson, Mississippi. Currently, he is an Associate Dean in the Division of Sciences of Millsaps College.


         Sam Sexton III.

         Mr. Sexton joined the Company on December 20, 1993 as a Director and Vice President. He served as Vice President until his election as Secretary of the Company on February 21, 1996. Mr. Sexton has served as general counsel to the Company since April of 1996. From 1987 until April of 1996, he maintained a private legal practice with Sexton Law Firm, P.A. in Fort Smith, Arkansas.


         Robert Vick.

         Mr. Vick joined the Company on December 28, 1995, as Principal Engineer for Eco-Systems. He has served in such capacity with Eco-Systems since March of 1993 and continues to serve in such capacity. He was elected to the position of Executive Vice President on April 1, 1996. Mr. Vick has served as a Director of the

Company since August 22, 1996. From 1991 to 1993 he served as an associate and Senior Project Engineer for Woodward- Clyde.


         Larry Woodcock.

         Mr. Woodcock joined the Company on June 26, 1996 as a Director and Executive Vice President. From 1979 to 1996 he served as President of Larco Environmental Services, Inc., a Louisiana corporation ("Larco"), which has been a wholly-owned subsidiary of the Company since June 26, 1996.




EXECUTIVE OFFICERS

         The executive officers of the Company consist of Charles E. Chunn, Jr., James J. Connors, Jr., Caleb H. Dana, Jr., Kenneth R. McDonald, Edward M. Penick, Jr., Dr. Edward L. Schrader, Sam Sexton III, Robert Vick and Larry Woodcock. Messrs. Chunn, Connors, Schrader, Sexton, Vick and Woodcock are currently also directors of the Company. See "--Nominees for Election as Directors."



         Caleb H. Dana.

         Mr. Dana joined the Company on December 28, 1995, as Principal Regulatory Officer of Eco-Systems, when Eco-Systems was acquired by the Company. He had served in the same capacity with Eco-Systems since March of 1993. He has served as an Executive Vice President of the Company from April, 1996 until the present time. From 1989 to 1993, Mr. Dana served as an associate with Woodward-Clyde. Mr. Dana also worked for the Mississippi Department of Environmental Quality, Board of Pollution Control for eleven years, and for the United States Environmental Protection Agency for two years.



         Kenneth R. McDonald.

         Mr. McDonald joined the Company as an Executive Vice President in June, 1996. He served as President and Chairman of the Board of K.R. Industrial Service of Alabama, Inc. from 1991 to the present time. From 1989 to 1991, Mr. McDonald acted as President of Industrial Service of the Midwest, a privately held company, in St. Louis, Missouri.



         Edward M. Penick, Jr.

         Mr. Penick joined the Company in September 1995 as Chairman of the Board of Consolidated Environmental Services, Inc., a wholly owned subsidiary of the Company. In April, 1996 he was appointed as head of the Company's Investor Relations Division. Mr. Penick also has extensive experience in the banking industry, having previously worked for Twin Cities Bank based in Little Rock, Arkansas from 1968 to 1991. When he left in April of 1991 he was a Vice Chairman.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Company has a Compensation Committee, which during fiscal 1995 consisted of Charles E. Chunn, Jr. and Floyd Leland Ogle. See "Compensation Committee Interlocks and Insider Participation" and "Compensation Committee Report on Executive Compensation." The Compensation Committee reviews and makes recommendations to the Board of Directors on officer and senior employee compensation, stock option awards and other compensation, administers the Incentive Plan and generally oversees matters relating to compensation of employees of the Company. The Compensation Committee met or unanimously voted on resolutions six times during fiscal year 1995.

         The Company does not have standing audit or nominating committees.


         The full Board of Directors met or unanimously voted on resolutions 8 times during fiscal year 1995. Each of the directors attended and acted upon 100% of the aggregate number of Board of Director meetings or consents and Board of Director Committee meetings or consents during fiscal year 1995.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

         During fiscal year 1995, the Compensation Committee was composed of Charles E. Chunn, Jr. and Floyd Leland Ogle, the former President of the Company.


                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth all compensation paid to each person who served as the Company's Chief Executive Officer during fiscal year 1995 and any other highly compensated executive officers of the Company whose total annual compensation was in excess of $100,000 during fiscal year 1995:

SUMMARY COMPENSATION TABLE


                             Annual Compensation      Long-Term Compensation
                             -------------------      ----------------------
                                                      Securities Underlying
                                                         Options/SARs(1)
            Name           Year        Salary($)               #
-----------------------    ----        ---------        ----------------
Gale F. Strother (2)       1995          2,400               ----
                           1994         60,600               ----

Floyd Leland Ogle(3)       1995                             50,000(4)

Charles E. Chunn, Jr.      1995          3,627              50,000(4)
                           1994            ---               ----

Gary Cotten(5)             1995            ---              50,000(4)



_____________________________

(1) Represents the number of options granted to the named executive officer for the year noted. The Company has not made any grants of SARs.

(2) Mr. Strother served as President of the Company from December 9, 1993 until March 21, 1995. As of March 21, 1995, he was no longer an executive officer of the Company.

(3) Mr. Ogle served as President of the Company from March 21, 1995 until February 21, 1996. As of February 21, 1996, Mr. Ogle was no longer an executive officer of the Company.

(4) Each of these persons received options to purchase the 50,000 shares of Common Stock at an exercise price of $5.00 per share. The Common Stock's closing price on the date of the grant was $7.875 per share. Therefore, the total fair market value of the options was equivalent to $2.875 per share on the date of the grant. The fair market value of an option for 50,000 shares of stock was $143,750 on the date of grant.

(5) Mr. Cotten served as the Company's Chief Operating Officer from January 1, 1995 until March 29, 1996. As of March 29, 1996 Mr. Cotten was no longer an executive officer of the Company.

         OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table summarizes all individual grants of stock options made during fiscal year 1995 to each of the named executive officers of the Company.

                                                                                                       Potential Realizable Value
                                                                                                        at Assumed Annual Rates
                                                                                                       of Stock Price Appreciation
                                         Individual Grants                                                   for Option Term
 -------------------------------------------------------------------------------------------------- --------------------------------

                      Number of
                      Securities
                      Underlying    % of Total
                       Options/    Options/SARs   Exercise
                         SARs       Granted to    or Base             Market Price
                       Granted     Employees in    Price     Date of  on the Date  Expiration
   Name                  (#)        Fiscal Year    ($/SH)     Grant   of Grant(1)     Date      0%$(2)    5%($)(3)(4)   10%($)(3)(4)
 --------               ------     ------------   --------   -------  ------------ ----------   ------    -----------   ------------
 Gale F. Strother  . .       0             ---     $ ---       ----    $   ----      ----      $   ----     $  ----      $     ----
   President

 Floyd Leland Ogle . .  50,000           9.01%      5.00      5/25/95     7 7/8    5/25/98      143,750     205,815         274,081
  President

 Charles E. Chunn, Jr.  50,000           9.01%      5.00      5/25/95     7 7/8    5/25/98      143,750     205,815         274,081
   Secretary/Treasurer

 Gary Cotten . . . . .  50,000           9.01%      5.00      5/25/95     7 7/8    5/25/98      143,750     205,815         274,081
  Chief Operating
  Officer

 All Shareholders(5) . 554,667(6)       100.0%                                               $2,437,194  $4,345,055     $ 6,969,899


_______________________________________

(1) The Market Price on the Date of Grant is the closing price of the Company's Common Stock as reported by Nasdaq.

(2) This column represents the value of the option at the grant-date market price.

(3) These are hypothetical values using assumed growth as prescribed by the Securities and Exchange Commission.

(4) The potential realizable value is calculated from the market price of the option on the date of grant appreciated at the specified rate (i.e. 5% or 10%) over the term of the option minus the exercise price of the option.

(5)      Includes the named executive officers listed above.

(6) These options were granted with exercise prices ranging between $.001 and $8.00 per share and expiration dates between 7/5/98 and 12/27/05.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

         The following table shows aggregate exercises of options (or tandem stock appreciation rights) and free- standing stock appreciation rights during the year ended December 31, 1995, by each of the named executive officers.

                                                                Number of                    Value of
                                                          Securities Underlying             Unexercised
                                                           Unexercised Options/            In-the-Money
                                                                 SARs at                  Options/SARs at
                                                            December 31, 1995            December 31, 1995
                                    Shares Acquired               (#)(1)                     ($)(1)(2)
                                      on Exercise            Exercisable (E)/            Exercisable (E)/
Name                                       (#)              Unexercisable (U)            Unexercisable (U)
----                                ----------------      ---------------------        --------------------
Gale F. Strother  . . . . . . .           ---                      50,000 E                   $ 168,750 E
  President                                                             0 U                           0 U

Floyd Leland Ogle . . . . . . .           ---                      50,000 E                     168,750 E
  President                                                             0 U                           0 U
Charles E. Chunn, Jr.   . . . .           ---                      85,000 E                     286,875 E
  Secretary/Treasurer                                                   0 U                           0 U

Gary Cotten . . . . . . . . . .           ---                      50,000 E                     168,750 E
  Executive Vice President                                              0 U                           0 U

_______________________________________

(1)      The Company has not made any grants of SARs.

(2) Amounts shown are based upon the closing price of the Company's Common Stock on December 29, 1995, which was $8 3/8.


EMPLOYMENT AGREEMENTS


         Set forth below are descriptions of the Company's employment agreements with Charles E. Chunn, Jr., James J. Connors, Jr., Caleb H. Dana, Kenneth R. McDonald, Edward M. Penick, Jr. Dr. Edward L. Schrader, Sam Sexton III, Robert D. Vick and Larry Woodcock and his wife, Marilyn Woodcock.



         On December 28, 1995, the Company entered into employment agreements with James J. Connors, Jr., Caleb H. Dana, Edward M. Penick, Jr. and
Robert D. Vick. Each employment agreement is for a period of five years. Messrs. Connors, Dana and Vick's employment agreements each provide for an annual salary of $130,000. Mr. Penick's employment agreement provides for an annual salary of $75,000. All salaries will be adjusted annually for increases in the cost of living. Additionally, Messrs. Connors, Dana and Vick were each given an option to acquire up to 8,889 shares of Common Stock for a price of $.001 per share.


         On May 15, 1996, the Company entered into employment agreements with Charles E. Chunn, Jr., Dr. Edward L. Schrader, and Sam Sexton III. Mr. Chunn's employment agreement supersedes a previous employment agreement that was effective January 1, 1996.

         Each employment agreement is for a period of five years and will be automatically renewed for up to two additional five year periods unless the Company gives written notice of its intent not to renew an employment agreement at least thirty months in advance of the expiration of its term. The employment agreements provide that Mr. Chunn, Dr. Schrader and Mr. Sexton each will be paid salaries at annual rates of $160,000, $165,000, and $94,000, respectively, increased annually at least five percent for increases in the cost of living.

         The employment agreements provide that, if the Company requests the employee to relocate, and the employee agrees, the Company will pay the employee: (i) the cost of a moving service; (ii) the cost of a real estate agency; (iii) an amount equal to a down payment and closing costs on a home at the employee's new location, limited to 10 percent of the cost of a new home of 3,600 square feet within thirty miles of the employee's new work location; and
(iv) a relocation bonus equal to the employee's salary for a period of one year. If the Company demands that the employee relocate, then the Company will provide the same incentives except that the Company will provide a relocation bonus equal to the employee's salary for a period of five years.

         The employment agreements also provide annual incentive bonuses through which each employee receives additional compensation in the form of cash or options to acquire the Common Stock. The Company will be obligated to register the shares of an employee upon demand provided that each employee may
make only one such demand per year.   Mr. Chunn and Dr. Schrader are each
entitled to an annual incentive bonus equal to four percent of the net income of the Company. Mr. Sexton is entitled a bonus equal to two percent of the net income of the Company.


         Additionally, the employment agreements grant each of Messrs. Chunn, Schrader and Sexton stock options for 100,000, 210,000 and 150,000 shares, respectively, of the Common Stock immediately exercisable at $.25 per share. These options were rescinded by the Company and new options were granted on November 1, 1996 for the same number of shares at $2.00 per share. The Company will, at the option of the employee, purchase from the employee all or part of his options, as determined by the employee, at the fair market value of the Common Stock at the date of termination. All stock options held by the employees are assignable.


         The employment agreements provide that, if there is a change in control of the Company, the employees will receive certain payments from the Company. The agreements define "change in control" as a change in control of a nature that would be required to be reported pursuant to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, provided that such change of control shall be deemed to have occurred if: (i) any person (as defined in sections 13(d) and 14(d) of the Exchange Act) other than the Company or any person, who on the date hereof is a director, is a beneficial owner, directly or indirectly, of securities of the Company representing 20 percent of the combined voting power of the Company's then outstanding shares; or (ii) during any two consecutive years during the term of the employment agreements, individuals who, as of the date of the employment agreements, constitute the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors. If, as a result of a change in control of the Company, the position of the employee is changed, even though the compensation is not changed, the employee will receive the following amounts: Mr. Chunn and Dr. Schrader will receive three and one half percent of the greater of (i) the value of the total assets of the Company and its subsidiaries as of the date of the change in control; (ii) the total amount of consideration paid for the acquisition of stock resulting in the change of control; (iii) the fair market value of the stock acquired which resulted in the change of control, as of the time of the acquisition; or (iv) the fair market value of the stock acquired which resulted in a change of control, as of the time of the final events occurring which resulted in the change of control. Mr. Sexton will receive one and one half percent of the greater of the previous four values.

         Each of the employment agreements provides that the Company will provide liability insurance insuring each employee against liability resulting from actions, or failure to take actions, of the employee in performing the employee's duties, provided that such insurance will not cover intentional misconduct. The employment agreements further provide that, in the event the employee becomes disabled, the Company will continue to pay the employee's salary until such time as the employment agreement is terminated in accordance with its termination provisions. If the employee's employment is terminated by death, the Company will pay the employee's estate his then current salary through the last day of the month on which such death occurs, and will continue to pay the employee's salary for an additional three months. Under these employment agreements, employment may be terminated (i) by the employee's death; (ii) by the Company for due cause; or (iii) at the election of the employee by giving 60 days advance written notice to the Company.

         Additionally, Dr. Schrader's employment agreement provides that the Company will pay, as an inducement payment to Dr. Schrader, $50,000 a year for four years for a total of $200,000. The employment agreement provides for immediate payment of the entire $200,000 if any of four events occurs: (i) termination of Dr. Schrader's employment with the Company; (ii) severe financial difficulties of the Company involving potential litigation; (iii) a change in control of the Company; or (iv) a resolution by the Board of Directors requiring an immediate payment.


         Also, Mr. Chunn is a party to a contract dated January 1, 1996 providing for payment of $220,000 in compensation which vests on December 31, 2000 or at his termination. A loan of up to fifty percent of this amount may be borrowed at any time prior to the vesting of the compensation. Mr. Chunn is also a party to another contract calling for payment of an additional sum of $50,000 per year for four years for a total of $200,000. The agreement provides for immediate payment of the entire $200,000 if any of four events occurs:
(i) termination of Mr. Chunn's employment with the Company; (ii) severe financial difficulties of the Company involving potential litigation; (iii) a change in control of the Company; or (iv) a resolution by the Board of Directors requiring an immediate payment.

         On June 26, 1996 the Company entered into employment agreements with Larry and Marilyn Woodcock. The employment agreements shall automatically renew for an additional five years unless written notice of the intent not to renew is given, by either party prior to the expiration of the first four year period. According to the employment agreements, Mr. and Mrs. Woodcock's annual salary will be $125,000 and $60,000, respectively, adjusted annually in accordance with any increase in the cost of living.


         Mr. and Mrs. Woodcock's employment agreements provide that each will receive options to acquire 100,000 shares of the Common Stock exercisable at $0.25 per share, on each of June 26, 1996, 1997 and 1998. The options will be exercisable for up to ten years contingent upon the continued employment of the employee. The employment agreement further provides that the Company will insure and indemnify Mr. and Mrs. Woodcock against liability for actions taken as an employee, excluding intentional misconduct.


         On June 27, 1996 the Company entered into an employment agreement with Kenneth McDonald that was for a period of five years and provides for an annual salary of $100,000. Upon his achievement of sales goals set by the Company, Mr. McDonald will receive options to purchase 257,234 shares and 257,235 shares of Common Stock exercisable at $.25 per share on June 27, 1997 and 1998, respectively.

INCENTIVE AWARD PLAN


         In 1995 the Board of Directors adopted and the Company's shareholders approved the 1995 Incentive Award Plan of Exsorbet Industries, Inc. (the "Incentive Plan"). A maximum of 1,800,000 shares of Common Stock may be issued pursuant to options and awards under the Incentive Plan. To date, no stock awards have been granted under the Incentive Plan, but options to purchase 1,585,524 of Common Stock have been granted. Of these, 600,000 were granted in connection with the acquisition of Larco.



         According to the its terms, the general administration of the Incentive Plan is the responsibility of a committee consisting of two or more outside directors appointed by the Board of Directors (the "Plan Committee"). The Plan Committee has the absolute discretion to determine which employees of the Company are key employees, and to select from among the key employees, those who will receive options and/or performance bonus awards, which may include stock or cash. An employee, in consideration of any stock option or performance award granted pursuant to the Incentive Plan, will enter into an agreement to remain in the employ of the Company or a subsidiary of the Company for a period of time to be determined by the Plan Committee after the stock option or performance award is granted. The Plan Committee has the discretion to make loans to key employees with respect to the exercise or receipt of outstanding options or performance awards granted under the Incentive Plan.


         Pursuant to the Incentive Plan, the Plan Committee may grant incentive stock options pursuant to section 422 of the Internal Revenue Code of 1986, as amended, or the Plan Committee may grant non-qualified options. The purchase price of each share of stock issued pursuant to the exercise of an incentive stock option may not be less than the fair market value of the stock on the date of the grant of the option. Incentive stock options may be exercised by the grantee six months after the date the option is granted but the options will expire ten years after the grant date. The purchase price of each share of stock issued pursuant to a nonqualified option will be set by the Plan Committee, and it may be less than the fair market value of the stock on the date of grant, but may not be less than the par value of the stock.


         The period after which the right to exercise an option vests in a grantee will be set by the Plan Committee, but, at any time, the Plan Committee may accelerate the period in which options vest. Options may be exercised in whole or in part. Options granted under the Incentive Plan are exercisable only while the recipient is an employee of the Company, but the Plan Committee may provide that the option may be exercised within a year after the employee's death or disability, or within three months after termination of employment for any other reason.

         The Incentive Plan provides that the Company may grant options to purchase Common Stock to employee directors. The employee directors may receive, on a yearly basis beginning on March 31 of each year, options to purchase Common Stock in an amount equal to 10,000 shares for each $1,000,000 of net income of the Company for the preceding year, as reflected in the Company's audited financial statements prepared by the Company's independent auditors. The exercise price for the options will be 80% of the fair market value of the Common Stock on the date the option was granted. Options granted to employee directors are exercisable only after six months from the date of grant, and the options expire ten years after the date of grant.

         Restricted stock may be awarded to any key employee designated by the Plan Committee pursuant to a restricted stock agreement, which shall be executed by the key employee and an authorized officer of the Company. Restricted shares are subject to such restrictions as the Plan Committee shall provide, including restrictions based on duration of employment with the Company, Company performance, or individual performance. The holders of restricted shares, however, will be entitled to vote their restricted shares and to receive dividend payments. The Plan Committee retains the right, after restricted stock is issued, to remove any and all restrictions imposed by the restricted stock agreement.

         The Incentive Plan may be wholly or partially amended, suspended or terminated at any time by the Board of Directors of the Company, except that no action will be taken by the board that would otherwise require stockholder approval. In the event of any change in the outstanding shares of the Company through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other like change in capital structure, the Plan Committee may make an appropriate adjustment to increase the maximum number and type of shares that may be issued pursuant to the Incentive Plan. In the event of such a change or exchange of outstanding shares, other than for securities of another corporation or by reorganization, the Plan Committee will make an appropriate adjustment to maintain the proportionate interest if the holders of options under the Incentive Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACQUISITION OF LARCO ENVIRONMENTAL SERVICES, INC.

         On June 26, 1996, the "Company" entered into an Agreement and Plan of Merger (the "Larco Agreement") between the Company, Larco Acquisition, Inc., an Arkansas corporation and wholly owned subsidiary of the Company, Larco, and Larry Woodcock and his wife, Marilyn Woodcock. Pursuant to the Larco Agreement, the Company beneficially acquired all of the outstanding common stock of Larco from its sole shareholders, Mr. and Mrs. Woodcock. In return, Mr. and Mrs. Woodcock received 1,152,021 shares of Common Stock. The Board of Directors of the Company determined this consideration to be fair and reasonable by determining the fair market value of Larco to be, at a minimum, $4,500,000.
The value of the Common Stock at closing, based on a five day closing price prior to closing, was approximately $3.89. The amount of Common Stock provided, the Board believed, was representative of the fair market value of Larco. The Company will register these shares pursuant to the Securities Act of 1933, as amended (the "Securities Act") at its own expense upon the request of Mr. and Mrs. Woodcock. The Company also purchased real estate used by Larco from Mr. and Mrs. Woodcock for $1,388,000. In connection with the transaction Mr. and Mrs. Woodcock entered into employment agreements and will receive cash compensation of $125,000 and $60,000, respectively, per year for the next five years. In addition, they received options to acquire up to 600,000 shares of Common Stock. For a more complete description of Mr. and Mrs. Woodcock's employment agreements, see "COMPENSATION OF EXECUTIVE OFFICERS--Employment Agreements."


ACQUISITION OF KR INDUSTRIAL SERVICE OF ALABAMA, INC.



         On June 27, 1996, the Company entered into a Stock Exchange Agreement (the "KR Agreement") by and between the Company, KR Acquisition, Inc., an Arkansas corporation and wholly owned subsidiary of the Company, KR Industrial Service of Alabama, Inc., an Alabama corporation ("KR Industrial"), Kenneth R. McDonald, his wife, Carolyn McDonald, and Kenneth A. Flatt, Jr. Pursuant to the terms of the KR Agreement, the Company beneficially acquired all of the outstanding common stock of KR Industrial from its sole shareholders, Mr. and Mrs. McDonald and Mr. Flatt. In return, Mr. and Mrs. McDonald received 545,338 shares of Common Stock. The Board of Directors of the Company determined this consideration to be fair and reasonable by determining the fair market value of KR Industrial to be $2,120,000. The value of the Common Stock at closing, based on a five day closing price prior to closing, was approximately $3.89.
The amount of Common Stock provided was representative of the fair market value of KR Industrial. In connection with this transaction, Mr. McDonald was appointed Executive Vice President of the Company and entered into an employment agreement with the Company which has a term of five years and that provides for an annual salary of $100,000 and options for up to 514,469 shares of Common Stock. See "COMPENSATION OF EXECUTIVE OFFICERS--Employment Agreements."


         Additionally, in connection with this transaction, the Company loaned $500,000 to Mr. McDonald and his wife, Carolyn, on June 27, 1996 and has agreed to loan them an additional $250,000 on June 27, 1997. The loan bears interest at a 5.5% annual rate. The Company took a security interest in, and possession of 288,103 shares of Common Stock to secure the debt. The loan is due on June 27, 1998, but may be extended, at Mr. and Mrs. McDonald's option, for an additional six months.

                           COMPENSATION OF DIRECTORS

         Each director of the Company also serves as an officer and the Company has executed employment agreements with each director to govern such employment relationships. The directors of the Company receive no additional compensation for their service as directors.

                        PERFORMANCE OF THE COMMON STOCK

         The graph below compares the cumulative total return of the Company's Common Stock to the Nasdaq Market Index and the Sanitation Services, N.E.C. Index assuming a $100 investment on January 3, 1995.

                                    [GRAPH]

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

         The Compensation Committee's (the "Committee") policy is to review and make recommendations to the Board of Directors on cash compensation, stock option and restricted stock awards and other compensation for the Company's executive officers. The Committee may take into account many factors in making the determination of aggregate compensation. Such factors include (1) the financial results of the Company for the preceding fiscal year, (2) the performance of the Company's stock and (3) compensation paid to executive officers in prior years. The result is totally subjective.


         In fiscal year 1995 the Company entered into employment agreements with Messrs. Connors, Dana, Penick and Vick. The Company entered into an employment agreement with Charles E. Chunn, Jr., during fiscal year 1996 that became effective on January 1, 1996. Such employment agreement was superseded on May 15, 1996. Between May and August of 1996 the Company entered into employment agreements with most of its executive officers. See "COMPENSATION OF EXECUTIVE OFFICERS--Employment Agreements." Compensation of the Company's executive officers is comprised of (1) annual salary, (2) annual incentive compensation, (3) stock option and restricted stock awards and (4) other employee benefits. The compensation earned by executive officers in annual incentive compensation and stock option and restricted stock awards is intended to align the interests of management and shareholders.

         Annual salary is determined by the skills and experience required by the position, the impact of the individual on the Company and the performance of the individual, and, as discussed above, the Company's existing employment agreements.

         During fiscal 1995, the Committee granted options for the issuance of 164,667 shares pursuant to the Incentive Plan. The Committee did not make any restricted stock awards pursuant to the Incentive Plan in fiscal year 1995.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICERS

         During fiscal year 1995 the Company had two Chief Executive Officers ("CEO"). Gale F. Strother served as CEO from December 9, 1993 until March 21, 1995 and Floyd Leland Ogle served as CEO from March 21, 1995 until February 21, 1996.

         During 1995 Mr. Strother received approximately $2,400 in cash compensation and Mr. Ogle received stock options for the issuance of 50,000 shares of Common Stock. The Company, during 1995, was still a start-up company and had a policy of minimizing cash compensation to officers to conserve such financial resources to finance the Company's growth.


         The Company's CEO is now Dr. Edward Schrader. Dr. Schrader is compensated pursuant to a written employment agreement and the Committee may award discretionary bonuses in addition to the compensation specified in his employment agreement. For a description of his employment agreement, see "COMPENSATION OF EXECUTIVE OFFICERS--Employment Agreements."



                                        By: James J. Connors, Jr.
                                            Robert Vick

                  PROPOSAL NO. 2:  REINCORPORATION IN DELAWARE

GENERAL

         On August 14, 1996, the Board of Directors unanimously approved, and recommends for shareholder approval, the change of the Company's state of incorporation from Idaho to Delaware (the "Reincorporation"). The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

         In order to effect the Company's Reincorporation in Delaware, the Company will be merged with and into Consolidated Eco-Systems, Inc. ("CESI"), a newly-formed, wholly-owned subsidiary of the Company incorporated in Delaware. CESI has not engaged in any activities except in connection with the proposed transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's Reincorporation in Delaware, the Board of Directors has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will be merged with and into CESI. The full texts of the Merger Agreement and the Certificate of Incorporation (the "CESI Certificate of Incorporation") and Bylaws (the "CESI Bylaws") under which the Company's business would be conducted after the Reincorporation are set forth as Exhibits A, B and C, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

         In the following discussion of the proposed Reincorporation, the term "Company" includes either or both, the Company and CESI as the context may require, without regard to the state of incorporation.

         Upon shareholder approval of the Reincorporation and the receipt by the Company of any required third party consents to the Reincorporation, and upon the filing of appropriate certificates of merger with the Secretaries of State of the States of Idaho and Delaware, the Company will be merged with and into CESI pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation from Idaho to Delaware. The Company will then be subject to the Delaware General Corporation Law ("DGCL") and the CESI Certificate of Incorporation and the CESI Bylaws set forth as Exhibit B and Exhibit C, respectively. The effectiveness of the Reincorporation and the merger contemplated to result therefrom is conditioned upon the filing by both the Company and CESI of Articles of Merger with the State of Idaho and a Certificate of Merger with the State of Delaware. Upon the effective time (the "Effective Time") of the Reincorporation, each outstanding share of Common Stock and each share of Common Stock held in the treasury of the Company, if any, will be automatically converted into one share of Common Stock of CESI, $.001 par value ("CESI Common Stock").

         Outstanding options to purchase shares of Common Stock will be converted automatically into options to purchase the same number of shares of CESI Common Stock. The Incentive Plan and any other employee benefit plans to which the Company is a party, whether or not such plan relates to the Common Stock, will be assumed by CESI and, to the extent any such plan provides for the issuance or purchase of Common Stock, it will be deemed to provide for the issuance or purchase of shares of CESI Common Stock.

         IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CESI STOCK CERTIFICATES; OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The CESI Common Stock will be traded in place of the Common Stock on the Nasdaq SmallCap Market, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

PRINCIPAL REASONS TOR CHANGING THE COMPANY'S STATE OF INCORPORATION

         The Board of Directors of the Company believes that the Reincorporation will provide flexibility for both the management and business of the Company. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment will enhance the Company's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major companies have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware companies, thereby providing greater predictability with respect to corporate legal affairs.

         Delaware law is more familiar to lenders and investors, and therefore may provide the Company with a more favorable legal environment in which to seek additional financing. Because Delaware corporate law is more predictable and familiar to lenders and investors than is Idaho corporate law, and because Delaware courts have substantially greater experience in handling matters of a corporate nature, the Board of Directors believes that changing the Company's domicile from Idaho to Delaware would make the Company more attractive to new and existing shareholders, lenders and investors. The Board of Directors also believes that the Reincorporation will provide flexibility for both the management and business of the resulting Company.

         The Board of Directors has determined that the most practical and economical means of reincorporating the Company in Delaware would be through a reincorporation merger of the Company with and into a wholly-owned subsidiary of the Company incorporated in Delaware for such purpose. Merger with a wholly-owned subsidiary is the usual means of reincorporation in another jurisdiction, since it is inexpensive to accomplish and will qualify as a tax-free reorganization. Since a reincorporation merger is the usual and most practical and economical means of reincorporating the Company in Delaware, it was the only alternative considered by the Board of Directors.

EFFECTS ON THE COMPANY

         Upon the effective date of the Reincorporation, the business and internal affairs of the Company will be governed by the DGCL, the CESI Certificate of Incorporation and CESI Bylaws. The Reincorporation will not result in a change in the business, assets and liabilities of the Company. If the Merger Agreement is approved, the Board of Directors of the Company will be comprised of the same six members elected at the Annual Meeting in connection with the current Proposal No. 1. The directors elected will serve until the next annual meeting of the shareholders of the Company, or until their respective successors are elected and qualified. CESI will also have the same executive officers as did the Company prior to the Reincorporation.

CAPITALIZATION


         The CESI Certificate of Incorporation authorizes the issuance of 50,000,000 shares of CESI Common Stock and creates a series of preferred stock, $.001 par value (the "Preferred Stock") consisting of 10,000,000 authorized shares, with a corresponding right conferred upon the Board of Directors to set the dividend, voting, conversion and liquidation rights as well as such redemption or sinking fund provisions of such preferred stock as the Board of Directors may from time to time determine. Currently, the Company is authorized to issue 50,000,000 shares of Common Stock, of which 15,060,589 are issued.


CHANGE OF NAME

         Upon completion of the Reincorporation, the Company's name will be changed from Exsorbet Industries, Inc. to Consolidated Eco-Systems, Inc. Such name change is to reflect the Company's expansion of environmental related services offered to clients and the declining importance to the Company's revenues of the organic peat-moss based absorbent product called "Exsorbet," which is manufactured and marketed by the Company.

COMPARATIVE RIGHTS OF SHAREHOLDERS

         Upon the effective date of the Reincorporation, holders of the Common Stock will become holders of CESI Common Stock and the rights of former Company shareholders will be governed by the CESI Certificate of Incorporation, the CESI Bylaws and the DGCL.

         Shareholders should note the following significant differences between the DGCL and the Idaho Business Corporation Act (the "IBCA") as they affect the rights of shareholders. The following comparison of the DGCL and the CESI Certificate of Incorporation and the CESI Bylaws, on the one hand, and the IBCA and the Company's existing Articles of Incorporation (the "Idaho Articles of Incorporation") and Bylaws (the "Idaho Bylaws"), on the other, is not intended to be complete and is qualified in its entirety by reference to the CESI Certificate of Incorporation and the CESI Bylaws and the Idaho Articles of Incorporation and Idaho Bylaws. Copies of the CESI Certificate of Incorporation and the CESI Bylaws are attached hereto as Exhibits B and C, respectively. Copies of the Company's existing Idaho Articles of Incorporation and Idaho Bylaws are available for inspection at the principal executive office of the Company and copies will be sent to shareholders, without charge, upon written request directed to Sam Sexton, III, Esq., Secretary, Exsorbet Industries, Inc., 1401 South Waldron, Suite 201, Fort Smith Arkansas 72903, Telephone Number (501) 452-1987.


           Distributions to Shareholders

           A Delaware corporation may, unless restricted by its certificate of incorporation, pay dividends out of surplus. If there is no surplus, a Delaware corporation may pay dividends out of net profits for the fiscal year in which declared or for the preceding fiscal year if the amount of capital of the corporation following the declaration and payment of the dividends is not less than the aggregate amount of capital represented by the issued and outstanding shares of all classes of stock having a preference upon the distribution of assets. An Idaho corporation may make distributions to shareholders out of unrestricted and unreserved earned surplus except when the corporation is insolvent or when the payment thereof would be contrary to any provision in the articles of incorporation. An Idaho corporation may only make a distribution out of capital surplus subject to several conditions including either an express provision in the articles of incorporation or approval by a majority of the shareholders.

         Anti-Takeover Statutes

         Both the DGCL and the IBCA have Business Combination Laws and the IBCA has a Control Share Acquisition Law, which are designed to encourage potential acquirers of publicly traded corporations to obtain the consent and approval of the proposed target's board of directors prior to commencing a tender offer for the target company's shares. This is accomplished by restricting the publicly traded corporation from entering into business combination transactions with the potential acquirers, from undertaking many post-acquisition financial restructuring alternatives or by denying the shares held by a potential acquirers voting rights.

         Both the IBCA and the DGCL provide that a corporation may not engage in a business combination, which is defined to include, among other transactions, any merger or consolidation with, or sale of a substantial amount or assets to, an interested shareholder for a period of three years after such person became an interested shareholder. The IBCA defines an interested shareholder as one who owns 10% or more of the outstanding voting shares. The DGCL, however, defines an interested shareholder as one who owns 15% or more of the outstanding voting shares. Additionally, the DGCL provides that such a business combination is not prohibited if, upon consummation of the transaction that resulted in the shareholder becoming interested, such shareholder owns at least 85% of the outstanding voting shares, excluding, for the purposes of determining the number of shares outstanding, shares owned by (i) persons who are directors and also officers, and (ii) employee plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender offer. In Idaho, these restrictions will not apply to a corporation that so provides in its articles of incorporation by an amendment approved by a two- thirds vote of all the outstanding voting shares, excluding interested shares, or in its bylaws. A corporation may elect not be governed by such section of the DGCL by so providing in its original certificate of incorporation or by an amendment approved by a two-thirds majority vote, excluding interested shares. Neither the Idaho Articles of Incorporation, Idaho Bylaws nor the CESI Certificate of Incorporation expressly elect not to be governed by such statutes.

         The IBCA contains a Control Share Acquisition Law which requires an entity that obtains shares of a public corporation must make certain disclosures to the corporation if the entity enters into an acquisition that increases its voting power to any of the following ranges: (i) 20%, (ii) 33% or (iii) greater than 50%. Upon acquisition of a new range of voting power by an entity, the shareholders of the corporation must hold a special meeting and vote on a resolution as to whether the newly acquired shares by the entity will be entitled to voting rights. The resolution must be approved by a two-thirds vote of all the outstanding voting shares, excluding the interested shares, for the acquired
shares to be accorded voting rights.   Unless the articles or bylaws provide
otherwise, the corporation may call for the redemption of the acquired shares if either (i) no notice was provided by the acquiring entity; or (ii) the shareholders voted not to accord voting rights to the acquired shares. The Control Share Acquisition Law will not apply to a corporation that so elects in its articles of incorporation or bylaws. The Idaho Articles of Incorporation and Idaho Bylaws do not contain such an election.

         Delaware does not contain a comparable statute.

         Cumulative Voting

         The DGCL provides that shareholders shall be entitled to cumulate their votes in the election of directors or under specified circumstances if the certificate of incorporation so provides. The IBCA provides for shareholders to cumulate their votes in the elections of directors unless otherwise provided in the articles of incorporation. Currently, the Company's shareholders have cumulative voting rights in the election of the Board of Directors. The Board of Directors has determined that cumulative voting rights are not in the best interest of the Company's shareholders and the CESI Certificate of Incorporation does not provide for them. However, in Idaho only the affirmative vote of three-fourths of the Company's shareholders can authorize such a change. Therefore, to eliminate cumulative voting rights the shareholders must approve Proposal No. 3, below, by the required vote. If not, the Company's shareholders will still have the right to cumulate their votes in the election of directors. If Proposal No. 3 is not approved and this Proposal No. 2 is approved, the Company will be reincorporated in Delaware and shareholders will still have cumulative voting rights. Once in Delaware, however, an affirmative vote of only a majority of the outstanding shares of such is required to amend the Company's certificate of incorporation to eliminate cumulative voting rights.

         Dissenters' Appraisal Rights

         Both the IBCA and the DGCL provide for appraisal rights in the event of extraordinary corporate action. The IBCA provides that any shareholder may dissent from and obtain payment for his shares in the event of a merger, consolidation, sale of substantially all the assets of the corporation, exchange of shares or amendment to the articles of incorporation that materially and adversely affects the rights of the shareholders. The DGCL provides for similar appraisal rights in the case of a merger or consolidation. Appraisal rights are available in the event of (i) a sale of substantially all the assets or (ii) an amendment to the certificate of incorporation only if the certificate of incorporation so provides. The CESI Certificate of Incorporation does grant any appraisal rights beyond those for a merger or consolidation. Additionally, the DGCL does not provide for an exchange of shares. For a discussion of the Company's shareholders appraisal rights in connection with the Reincorporation, see "Dissenters' Rights of Appraisal with Respect to the Reincorporation" and "DISSENTERS' RIGHTS OF APPRAISAL FOR THE COMPANY'S SHAREHOLDERS."

         Calling a Special Meeting of Shareholders

         Under the DGCL, a special meeting of shareholders can be called by the corporation's board of directors or by such person or persons as may be authorized by the corporation's certificate of incorporation or bylaws. The CESI Certificate of Incorporation does not authorize any person to call a special meeting of shareholders. The CESI Bylaws, however, provide that a special meeting may be called by the Chairman of the Board of Directors, the President, a majority of the Board of Directors or upon written request of shareholders of record of not less than 10% of all shares entitled to vote at such meeting.

         The IBCA provides that the articles of incorporation or the bylaws may provide that a special meeting of shareholders can be called by any specified percentage of shareholders. The Idaho Articles of Incorporation do not include any such provision. The Idaho Bylaws do, however, provide that a special meeting of shareholders may be called by the President, a majority of the Board of Directors or holders of no less than 10% of all the shares entitled to vote at such a special meeting.

         Shareholder Quorum Requirements

         Both the DGCL and IBCA provide that a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, unless the articles or certificate of incorporation provides otherwise. The Idaho Articles of Incorporation do not provide otherwise, however, the CESI Certificate of Incorporation provides that one-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum.

         Amendments to Bylaws

         Under the DGCL, the board of directors can amend the bylaws of a corporation only if such right is expressly conferred upon the board of directors in its certificate of incorporation. Under the IBCA, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the shareholders in the articles of incorporation. The CESI Certificate of Incorporation permits the Board of Directors to adopt, alter or amend the CESI Bylaws. The Idaho Articles of Incorporation do not restrict the Board of Directors' authority to adopt, alter or amend the Idaho Bylaws.

         Merger with Subsidiary

         Under the DGCL, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. The IBCA permits a merger of a subsidiary into its parent, but not vice versa without shareholder approval, subject to the same conditions.

         Removal of Directors; Filling Vacancies on the Board of Directors

         Under the DGCL, any director or the entire board of directors generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. Under the IBCA, shareholders may remove one or more directors with or without cause, at a meeting of the shareholders called expressly for that purpose by and among the vote of the holders of a majority of shares entitled to vote at an election of the board of directors. If less than the entire board of directors is removed, no one director may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

         Under the CESI Bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, the CESI Bylaws provide that the directors elected to fill vacancies on the Board of Directors will hold office until the next election of directors.

         The Idaho Bylaws provide that vacancies on the Board of Directors will be filled in the same manner.

         Amendment or Repeal of the Certificate or Articles of Incorporation

         Under the DGCL, unless the certificate of incorporation otherwise provides, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding shares entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class, series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding shares of such class or series also would have to approve the amendment. The CESI Certificate of Incorporation does not provide otherwise.

         All amendments to the articles of incorporation of an Idaho corporation must be approved by a majority of all the votes entitled to vote thereon, unless any class of shares is entitled to vote thereon as a class, in which event the amendment must be approved by a majority vote of each class of shares entitled to vote thereon.

         Shareholder Records

         The DGCL provides that any shareholder with a proper purpose may inspect and copy the books, records and shareholder lists of a corporation. The IBCA additionally provides that to inspect such records a shareholder must have been a shareholder of record for the preceding six months or own 10% of the outstanding shares of the corporation.

         Corporate Action Without A Shareholder Meeting

         The DGCL and the IBCA both permit corporate action without a meeting of shareholders. The DGCL requires written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing. The IBCA requires the unanimous written consent of all shareholders entitled to vote thereon.

AMENDMENT, DEFERRAL OR TERMINATION OF THE MERGER AGREEMENT

         If approved by the shareholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable date. However, the Merger Agreement provides that the Merger Agreement may be amended, modified or supplemented before or after approval by the shareholders of the Company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the Company's shareholders unless it has been approved by the shareholders. The Merger Agreement also provides that the Company may terminate and abandon the Reincorporation or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the Company and its shareholders. Specifically, the Merger Agreement provides that the Company may terminate the Merger Agreement if in excess of one percent of the outstanding shares of the Company perfect their dissenters' appraisal rights pursuant to Section 30-1-80 and as discussed in "DISSENTERS' RIGHTS OF APPRAISAL FOR THE COMPANY'S SHAREHOLDERS." The Merger Agreement also provides that the consummation of the Reincorporation is subject to certain conditions, including the absence of pending or threatened litigation regarding the Reincorporation, and the approval, if necessary, of the CESI Common Stock for listing on the Nasdaq Small Cap Market upon official notice of issuance.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Company has been advised by counsel that, for Federal income tax purposes, no gain or loss will be recognized by the holders of Common Stock or options to purchase Common Stock as a result of the consummation of the Reincorporation and no gain or loss will be recognized by the Company or CESI. Each holder of Common Stock will have the same basis in the CESI Common Stock received pursuant to the Merger Agreement as he had in the Common Stock held immediately prior to the Reincorporation, and his holding period with respect to the CESI Common Stock will include the period during which he held the corresponding Common Stock, so long as the Common Stock was held as a capital asset at the time of consummation of the Reincorporation.

         ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

         The Company has also been advised by legal tax counsel that the Company will not recognize gain or loss for Federal income tax purposes as a result of the Reincorporation, and that CESI will succeed without adjustment to the tax attributes of the Company. The Company is not currently subject to franchise or state income taxation in Idaho, other than nominal filing fees.
If the Reincorporation is approved, CESI will be subject to Delaware franchise tax. Shareholders should be aware that annual franchise taxes in Delaware, based on the Company's assets and authorized shares, giving effect to the Reincorporation, are estimated to be in excess of $42,000, annually.

DISSENTERS' RIGHTS OF APPRAISAL WITH RESPECT TO THE REINCORPORATION

         If this Proposal No. 2 is approved, the shareholders of the Company who do not vote in favor of this Proposal No. 2 and who follow certain procedures set forth in Section 30-1-81 of the IBCA may be entitled pursuant to
Section 30- 1-80 of the IBCA to have such shareholders shares appraised and to receive "fair value" of such shares. "DISSENTERS' RIGHTS OF APPRAISAL FOR THE COMPANY'S SHAREHOLDERS."

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The Merger Agreement and the Reincorporation in this Proposal No. 2 has been approved by the Board of Directors. In order to approve and adopt the Merger Agreement and the Reincorporation as discussed in this Proposal No. 2, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required.

CONFIRMATION AND ADOPTION OF THE MERGER AGREEMENT AND REINCORPORATION AS DISCUSSED IN THIS PROPOSAL NO. 2 WILL AFFECT CERTAIN RIGHTS OF SHAREHOLDERS. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS ENTIRE PROXY STATEMENT, INCLUDING THE EXHIBITS, BEFORE VOTING.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE REINCORPORATION.


                PROPOSAL NO. 3: ELIMINATION OF CUMULATIVE VOTING

         On August 14, 1996, the Board of Directors unanimously approved and recommended that the Company's shareholders consider and approve an amendment to the Idaho Articles of Incorporation that would eliminate cumulative voting in the election of directors. If the shareholders approve this Proposal No. 3 by an affirmative vote of three-fourths of the outstanding shares, the Company's shareholders will no longer have cumulative voting rights. This Proposal No. 3 is independent of all other proposals and only a vote of three-fourths of all the shares outstanding will eliminate the Company's shareholders' cumulative voting rights. Depending on whether Proposal No. 2 is approved and if this Proposal No. 3 is approved, the CESI Certificate of Incorporation or the Idaho Articles of Incorporation may need to be amended to effect the outcome of the vote on this Proposal No. 3. See "Reasons for the Elimination of Cumulative Voting."

DESCRIPTION OF CUMULATIVE VOTING

         Cumulative voting entitles a shareholder to cast a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder, and to cast all such votes for one nominee or to distribute such votes among up to as many candidates as there are positions to be filled. Nominees receiving the highest number of votes on the foregoing basis up to the total number of directors to be elected are elected as directors.

         In the absence of cumulative voting, each director is elected by a simple majority vote and, accordingly, a shareholder or a group of shareholders must hold a majority of the outstanding shares of Common Stock to cause the election of one or more nominees. Cumulative voting enables a minority shareholder or a group of shareholder holding a relatively small number of shares to elect a representative to the Board of Directors over the desires of the majority, by casting all of his or their cumulated votes for that representative. For example, in the election of six directors (the current number of authorized directors of the Company), with cumulative voting, a shareholder or a group of shareholders holding at least 14.3 percent of the outstanding shares of Common Stock is guaranteed the ability to elect one director. Furthermore, if cumulative voting is in effect, a director may not be removed by the shareholders if the votes cast against such removal would be sufficient to elect such director under cumulative voting in an election of the number of directors authorized as of the last election of directors, assuming that the same number of votes were cast as are being cast for removal.

REASONS FOR THE ELIMINATION OF CUMULATIVE VOTING

         The IBCA provides that each shareholder may cumulate his or her votes in the election of directors. An Idaho corporation may, however, eliminate cumulative voting by amending its articles of incorporation. An amendment of the articles of incorporation to eliminate cumulative voting requires the affirmative vote of three-fourths of all outstanding shares of voting stock.

         The proposal to eliminate cumulative voting has been unanimously approved by the Board of Directors because it believes that each director should represent the interests of all shareholders, and that the presence on the Board of

Directors of one or more directors representing the interests of a minority shareholder or a group of shareholders which are not consistent with, and may be in conflict with, the interests of the majority could disrupt the management of the Company and prevent it from operating in the most effective manner. The elimination of cumulative voting will help ensure that each director represents the best interests of all shareholders, rather than the interests of any special constituency, because shareholders holding a majority of the voting shares will have the power to elect each of the directors to be elected at any annual meeting.

         The elimination of cumulative voting will make it more difficult for a minority shareholder or a group of shareholders to obtain representation on the Board of Directors without the concurrence of holders of a majority of the outstanding shares of Common Stock. In addition, while the proposal is not intended as a takeover-resistive device, the elimination of cumulative voting may have certain takeover-resistive effects. It may under certain circumstances discourage or render more difficult a merger, tender offer or proxy contest; discourage the acquisition of large blocks of the Company's shares by persons who would not make such an acquisition without assurances of the ability to attain representation on the Board of Directors; deter the assumption of control by a holder of a large block of the Company's shares; or render more difficult the removal or replacement of incumbent directors and management.

         If this Proposal No. 3 is not approved and Proposal No. 2 is approved by the shareholders, the Company will be governed by the CESI Certificate of Incorporation, which currently does not provide for cumulative voting. In such case, the CESI Certificate of Incorporation will be amended as provided in Exhibit E to provide such cumulative voting rights. If Proposal No. 3 is approved and Proposal No. 2 is not approved by the shareholders, then the Company will be governed by the Idaho Articles of Incorporation, which in conjunction with the IBCA, currently provides for cumulative voting, and the Idaho Articles of Incorporation will be amended as follows:

                                     "VIII.

         The holders of shares of stock entitled to vote in the election of directors of the Corporation shall not be entitled to cumulate votes for the purposes of such election."

DISSENTERS' RIGHTS OF APPRAISAL WITH RESPECT TO THE ELIMINATION OF CUMULATIVE VOTING

         If this Proposal No. 3 is approved, the shareholders of the Company who do not vote in favor of this Proposal No. 3 and who follow certain procedures set forth in Section 30-1-81 of the IBCA may be entitled pursuant to
Section 30- 1-80 of the IBCA to have such shareholders shares appraised and to receive "fair value" of such shares. See "DISSENTERS' RIGHTS OF APPRAISAL FOR THE COMPANY'S SHAREHOLDERS."

EXPRESS CONDITION OF THE ELIMINATION OF CUMULATIVE VOTING

         The Company's shareholders should note that elimination of cumulative voting rights pursuant to this Proposal No. 3 is expressly conditioned on not more than one percent of the outstanding shares of Common Stock perfecting their dissenters' rights of appraisal pursuant to Sections 30-1-80. For a discussion of such rights, please see "DISSENTERS' RIGHTS OF APPRAISAL FOR THE COMPANY'S SHAREHOLDERS."

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         This Proposal No. 3 has been approved by the Board of Directors. In order to approve this Proposal No. 3 and eliminate cumulative voting rights, the affirmative vote of three-fourths of all the shares outstanding is required.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELIMINATION OF CUMULATIVE VOTING RIGHTS WITH RESPECT TO THE ELECTION OF DIRECTORS.

         PROPOSAL NO. 4: AUTHORIZATION TO ISSUE UP TO 10,000,000 SHARES
                               OF PREFERRED STOCK

         On August 14, 1996, the Board of Directors unanimously approved and recommended that the Company's shareholders consider and approve an amendment to Article V of the Idaho Articles of Incorporation that would authorize a series of preferred stock, par value $.001 per share, with a right conferred upon the Board of Directors to set the dividend, voting, conversion and liquidation rights as well as such redemption or sinking fund provisions of such preferred stock as they may determine from time to time (the "Preferred Stock"). If the shareholders approve this Proposal No. 4, the number of shares of Preferred Stock available for issuance would be 10,000,000 shares. If Proposal No. 2 is approved by the shareholders and all required third party consents, if any, related thereto are obtained, upon appropriate further action taken by the Board of Directors and executive officers of the Company, the creation of the Preferred Stock will happen automatically, as the CESI Certificate of Incorporation provides for the creation of the Preferred Stock and as such the shareholders' vote regarding this Proposal No. 4 will have no
effect.   If for any reason Proposal No. 2 was not approved or the Board of
Directors of the Company elected not to proceed with the Reincorporation for any reason, the affirmative vote of the holders of a majority of all of the issued and outstanding Common Stock would be required for approval of this Proposal No. 4.

REASONS FOR THE AUTHORIZATION OF THE PREFERRED STOCK

         The creation of the Preferred Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue preferred stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining shareholder approval of an amendment to the Idaho Articles of Incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed. Although the Preferred Stock may be used for such purposes as raising additional capital or the financing of an acquisition or business combination, the Company currently has no plans or arrangements related to the issuance of any of the Preferred Stock proposed to be authorized by the amendment to the Idaho Articles of Incorporation. Such shares would, however, be available for issuance without further action by the shareholders, unless required by applicable law. There would be no public trading market for the Preferred Stock until such time as a registration statement filed by the Company with the SEC became effective, or an exemption from registration pursuant to the Securities Act of 1933, as amended (the "Securities Act"), became applicable. The Company does not presently contemplate registering the shares of Preferred Stock under the Securities Act nor does it contemplate seeking an exemption from registration under said act.

         If authorized, the Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by the shareholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversation and redemption rights and sinking fund provisions. The issuance of any Preferred Stock could affect the rights of the holders of Common Stock and therefore reduce the value of the Common Stock and make it less likely that holders of Common stock would receive a premium upon a sale of their shares of Common Stock. In particular, specific rights granted to future holders of Preferred Stock could be issued to restrict the Company's ability to merge with or sell its assets to a third party, which could have the effect of delaying or preventing a change of control of the Company and may adversely affect the rights of holders of Common Stock.

         The Board of Directors believes that the proposed amendment to Article V of the Idaho Articles of Incorporation will provide several long-term advantages to the Company and its shareholders. The approval of this Proposal No. 4 might enable the Company to pursue acquisitions or enter into transactions that the Board of Directors believes provides the potential for growth and profit. If the shares of Preferred Stock are available, transactions dependent upon the issuance of Preferred Stock will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain shareholder authorization for the Preferred Stock prior to consummation of such transactions. The consummation of such transactions do not generally require the approval of shareholders, however where the issuance of shares of Preferred Stock which are convertible into shares of Common Stock could result in an increase of 20% or more of the then outstanding shares of Common Stock, shareholder approval is required. The ability to issue shares of preferred stock, as the Board of Directors determines from time to time to be in the

Company's best interests, will also permit the Company to avoid the extra expenses which would be incurred in holding special shareholder meetings solely to approve the creation of the Preferred Stock.

         If Proposal No. 4 is adopted, the Idaho Articles of Incorporation would be amended to delete Article V in its entirety and replace the same as provided in Exhibit F.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The authorization for 10,000,000 shares of Preferred Stock in this Proposal No. 4 have been approved by the Board of Directors of the Company. In order to approve this Proposal No. 4, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required. However, if Proposal No. 2 is adopted, the authorization of the Preferred Stock will happen without the need for an amendment to the Idaho Articles of Incorporation as the CESI Certificate of Incorporation authorizes the Preferred Stock.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AUTHORIZATION TO ISSUE UP TO 10,000,000 SHARES OF PREFERRED STOCK.


                  PROPOSAL NO. 5: CHANGE OF THE COMPANY'S NAME

         On August 14, 1996, the Company's Board of Directors has unanimously approved, subject to shareholder approval, a change of the Company's name to Consolidated Eco-Systems, Inc." Management believes that the change of the Company's name is appropriate in light of the nature of its business and Proposal No. 2. If Proposal No. 2 is approved and the Reincorporation is consummated, the name change will be effected by virtue of the merger described in Proposal No. 2 and the shareholders' vote regarding this Proposal No. 5 will have no effect.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         Approval of the change of the Company's name requires the affirmative vote of a majority of all the issued and outstanding Common Stock. If for any reason Proposal No. 2 was not approved or the Board of Directors of the Company elected not to proceed with the Reincorporation for any reason, the affirmative vote of the holders of a majority of all of the issued and outstanding Common Stock would be required for approval of this proposal. In that event, the Idaho Articles of Incorporation will be amended to delete Article I in its entirety and replace the same with the following:

                                      "I.

         The name of the corporation shall be Consolidated Eco-Systems, Inc."

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CHANGE OF THE COMPANY'S NAME TO CONSOLIDATED ENVIRONMENTAL SERVICES, INC.


       PROPOSAL NO. 6:  RATIFICATION OF APPOINTMENT OF PUBLIC ACCOUNTANTS

         Upon the recommendation of the Board of Directors, the Board has reappointed Cooper, Shuffield & Company as independent certified public accountants for the Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1996 ("Fiscal 1996").

         The Company's Board of Directors recommends the ratification of the appointment of Cooper, Shuffield & Company as independent certified public accounts for the Company to audit the financial statements of the Company for Fiscal 1996. If a majority of the shareholders voting at the Annual Meeting at which a quorum is present, in person or by proxy, should not approve such appointment, the Board of Directors of the Company will reconsider the appointment of independent certified public accountants.

VOTE REQUIRED

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock present and voting at the Annual Meeting at which a quorum is present is required for he reappointment of Cooper, Shuffield & Company as the Company's independent certified public accountants for Fiscal 1996.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors unanimously records that the shareholders vote "FOR" the reappointment as independent certified public accounts of the Company for the Fiscal 1996.

         DISSENTERS' RIGHTS OF APPRAISAL FOR THE COMPANY'S SHAREHOLDERS

         If Proposal No. 2 (Reincorporation and the Merger Agreement) is approved by the shareholders and not abandoned or terminated, or Proposal No. 3 (Elimination of Cumulative Voting) is approved by the Company's shareholders and any express conditions are satisfied, any holder of Common Stock may, by not voting for approval of Proposal No. 2 or Proposal No. 3, whichever is the case, and by following the procedures set forth in Section 30-1-81 of the IBCA ("Section 30-1-81"), be entitled pursuant to Section 30-1-80 of the IBCA ("Section 30-10-80") to have such shareholder's shares appraised and to receive payment of the "fair value" of such shares. The shares with respect to which shareholders have perfected their demand for appraisal rights in accordance with Section 30-1-81 and have not effectively withdrawn or lost such rights are referred to in this Proxy Statement as "dissenting shares."

         If the Reincorporation is consummated or cumulative voting rights eliminated, dissenting holders of the Common Stock may be entitled to have the "fair value" (exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation or elimination of cumulative voting rights) of their shares immediately prior to the consummation of the Reincorporation or elimination of cumulative voting rights, as these may be, paid to them by complying with the provisions of Section 30-1-81.

         The following is a brief summary of Section 30-1-81, which sets forth the procedures for dissenting from the Proposal No. 2 or Proposal No. 3 and demanding statutory appraisal rights. Failure to follow these procedures exactly could result in the loss of appraisal rights. This summary contains all material information relating to the rights of the Company's shareholders to an appraisal of the value of their shares under Sections 30-1-80 and 30-1-81. This summary does not, however, restate every provision of Sections 30-1-80 and 30-1-81, and this summary is qualified in its entirety by reference to Sections 30-1-80 and 30-1-81, the full texts of which are attached hereto as Exhibit D.

         This Proxy Statement constitutes notice to holders of the Company's Common Stock concerning the availability of appraisal rights under Section 30-1-81.

         Shareholders electing to exercise their appraisal rights under Section 30-1-81 must not vote for the approval of the proposal from which such shareholders desire to dissent. A shareholder who votes for the approval of Proposal No. 2 or Proposal No. 3 shall not acquire a right to payment for his shares under Sections 30-1-80 and 30-1-81 with respect to such proposal. However, abstaining from voting or voting against Proposal No. 2 or Proposal No. 3, and thereby the Reincorporation and the Merger Agreement or elimination of cumulative voting rights, whichever the case may be, is not sufficient notice to the Company by a shareholder that such shareholder is requesting appraisal rights. Rather, a shareholder desiring to assert dissenters' appraisal rights must give express notice, separate and distinct from the act of abstaining from voting or voting against Proposal No. 2 or Proposal No. 3, to the Company that such shareholder is demanding his or her statutory appraisal rights, as provided in Sections 30-1-80 and 30-1-81 with respect to such proposal.

         A demand for dissenters' appraisal rights must be executed by or for the shareholder of record fully and correctly, as such shareholder's name appears on the share certificate. A beneficial owner of shares that is not the record owner may assert his or her appraisal rights with respect to shares held on his or her behalf if the shareholder submits to the Company at or before the assertion of his or her appraisal rights a written consent of the record holder. A record owner, such as a broker, who holds Common Stock for others may assert dissenters' appraisal rights to the shares for all or less than all the beneficial owners of shares as to which such person is the record owner.
In such
case such record owner must demand dissenters' appraisal rights with respect to all shares beneficially owned by one person and disclose the name and address of the person on whose behalf he or she dissents.

         If this Proposal No. 2 or Proposal No. 3 is approved by the required vote at the Annual Meeting, the Company shall mail a further notice (the "Notice") to the shareholders who refrained from voting in favor of Proposal No. 2 or Proposal No. 3, whichever the case may be. The Notice shall: (i) state where and when a demand for payment must be sent and stock certificates must be deposited in order to obtain payment (such date cannot be less than 30 days from the mailing of the Notice); (ii) inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received; (iii) supply a form for demanding payment which includes a request for certification of the date on which the shareholder or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares; and (iv) be accompanied by a copy of Sections 30-1-80 and 30-1-81.

         A Company shareholder who fails to demand payment, or deposit certificates, as required by the Notice shall have no rights under Section 30-1-80 or Section 30-1-81 to receive payment for his or her shares of Common Stock and if such shareholder was attempting to dissent from Proposal No. 2, his or her shares shall be converted pursuant to the Merger Agreement into an equal number of shares of CESI Common Stock.

         Upon consummation of the transactions contemplated by Proposal No. 2 or Proposal No. 3, or upon the receipt of demand for payment if such transactions have already been consummated, the Company shall remit to dissenters who have made demand and have deposited their certificates, the amount which the surviving corporation estimates to be the "fair value" of such shares, with interest if any has accrued. The remittance shall be accompanied by certain financial information regarding the Company, a statement of the Company's estimate of the fair value of the shares and a notice of the dissenter's right to demand supplemental payment for his or her shares.

         If, with respect to the Reincorporation, within 60 days after the date set forth in the Notice for demanding payment and depositing share certificates, the Reincorporation is not consummated and the Company has not paid the shareholder for his or her shares as provided for above, the shareholder shall retain all rights of a shareholder until such rights are modified by the consummation of the Reincorporation.

         In the event the Company fails to remit payment as required, or if the dissenter believes that the amount remitted is less than the fair market value of his or her shares, or that the interest is not correctly determined, the dissenter may send the Company his or her own estimate of the fair market value of the shares or of the interest and demand payment of the deficiency. If the dissenter does not file such an estimate within 30 days after the mailing of the remittance by the Company, the dissenter shall be entitled to no more than the amount remitted. Within 60 days after receiving a demand for payment, if any such demand for payment remains unsettled, the Company shall file in the district court in Nez Perce County, Idaho, a petition requesting that the fair value of the shares and interest thereon be determined by the court.

         All dissenters, wherever residing, whose demands have not been settled will be made parties to such proceeding as in an action against their shares.
A copy of the petition will be served on each such dissenter. The court shall have plenary and exclusive jurisdiction to determine the fair value of dissenters' shares. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value of the shares. All dissenters who are made parties to such action will be entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, together with interest. Sections 30-1-80 and 30-1-81 do not set forth a specific method by which the court is to determine the fair value of the shares and the Company is not aware of any reported opinions of Idaho courts setting forth the method by which a court will determine the fair value of shares. Such value may be more than, less than or equal to the current trading price of the Company on the Nasdaq SmallCap Market.

         If the Company fails to file a petition within 60 days after receiving a demand for payment, each dissenter who made a demand and who has not already settled his or her claim against the Company will be paid by the Company the amount demanded by him or her, together with interest.

         In the event that the dissenter was not the beneficial owner with respect to shares as to which he or she demanded appraisal rights on the date of the first announcement of the Reincorporation or the proposal to eliminate cumulative voting rights, whichever the case may be, then the Company will not be required to remit the fair value of the shares as outlined above. Instead, the Company must only provide the dissenter its estimate of the fair value of the shares, state the rate of interest to be used, and offer to pay the resulting amounts on receiving the dissenter's agreement to accept them in full satisfaction. If the dissenting shareholder rejects the offer, the dissenter must commence the complete procedure outlined in the paragraphs above, which begins with the dissenter first providing the Company his or her own estimate of the value of the shares within 30 days of the Company mailing its offer. If the dissenter fails to do so, and was attempting to dissent from Proposal No. 2, his shares of Common Stock will be converted pursuant to the Merger Agreement into an equal number of shares of CESI.

         The costs and expenses associated with the proceeding for determining the fair value of the dissenting shares will be determined, if necessary, by the court and assessed against the Company. The court may assess costs and expenses against the dissenters if it deems the action brought by such shareholders to be arbitrary or not in good faith. Similarly, fees and expenses of counsel and experts for the respective parties will be assessed, if necessary, as the court deems equitable, based upon the actions of the Company in complying with Section 30-1-81 and the good faith, or lack thereof, of the dissenting shareholders. Finally, if the court determines that services of counsel for any dissenter were of substantial benefit to other dissenters, it may award counsel reasonable fees paid from the amounts awarded to the dissenters who were benefited.

         Shareholders should note that the Merger Agreement provides that the Board of Directors may terminate the Merger Agreement if in excess of one percent of the Company's shareholders exercise dissenters' appraisal rights with respect to Proposal No. 2 pursuant to Section 30-1-80. See "PROPOSAL NO. 2: REINCORPORATION IN DELAWARE--Amendment, Deferral or Termination of the Merger Agreement."

         Similarly, the Board of Directors has expressly conditioned the elimination of cumulative voting rights on the condition that no more than one percent of the Company's Shareholders perfect their dissenters' appraisal rights with respect to Proposal No. 3 pursuant to Section 30-1-80. See "PROPOSAL NO. 3: ELIMINATION OF CUMULATIVE Voting--Express Condition of the Elimination of Cumulative Voting."

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10 percent stockholders are required by SEC Regulations to furnish the Company with copies of all Section 16 (a) forms they file.





         To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company during the year ended December 31, 1995, the Company has found that: Gary Cotton, who was an executive officer of the Company during 1995, failed to file the Initial Statement of Beneficial Ownership of Securities on Form 3, any Statements of Changes in Beneficial Ownership on Form 4, if required, and an Annual Statement of Changes in Beneficial Ownership on Form 5, if required.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Cooper, Shuffield & Company has been the Company's independent public accountant for the fiscal year ending December 31, 1995. A representative of Cooper, Shuffield & Company is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

         The management knows of no other business that will be presented for consideration at the Annual Meeting, but should any other matters be brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion.




                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Any shareholder desiring to present a proposal to the shareholders at the 1997 Annual Meeting of Shareholders, which currently is expected to be scheduled on June 5, 1997, must transmit such proposal to the Company so that it is received by the Company at its principal executive offices on or before February 10, 1997, unless the Company notifies the shareholders otherwise. All such proposals should be in compliance with applicable SEC regulations.

                                        By Order of the Board of Directors,



                                        /s/ SAM SEXTON III


                                        Sam Sexton III
                                        Secretary




November 14, 1996

                                 EXHIBIT INDEX




       Number             Description

          A               Agreement and Plan of Merger

          B               Certificate of Incorporation of Consolidated
                          Eco-Systems, Inc.

          C               Bylaws of Consolidated Eco-Systems, Inc.

          D               Sections 30-1-80 and 30-1-81 of the Idaho Business
                          Corporation Act

          E Proposed Amendment to the Certificate of Incorporation of Consolidated Eco- Systems, Inc. regarding cumulative voting

          F Proposed Amendment to the Articles of Incorporation of Exsorbet Industries, Inc. regarding the issuance of preferred stock, par value $.001 per share

        Proxy             Form of Proxy

                                   EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into by and between Exsorbet Industries, Inc., an Idaho corporation (the "Company"), and Consolidated Eco-Systems, Inc., a Delaware corporation ("CESI").

         WHEREAS, the Company is a corporation organized and existing under the laws of the State of Idaho and whose authorized capital consists of 50,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), of which 11,897,618 shares are issued and outstanding and entitled to vote;

         WHEREAS, CESI is a corporation organized and existing under the laws of the State of Delaware and whose authorized capital consists of 60,000,000 shares of capital stock, consisting of (i) 50,000,000 shares of common stock, par value $.001 per share (the "CESI Common Stock"), of which 100 shares are issued and outstanding, owned by the Company and entitled to vote and (ii) 10,000,000 shares of preferred stock, par value $.001 per share, none of which are issued and outstanding;

         WHEREAS, the respective Boards of Directors of the Company and CESI deem it advisable and in the best interests of each such corporation that the Company merge with and into CESI upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of the Company in the State of Delaware;

         WHEREAS, the respective Boards of Directors of the Company and CESI have authorized and approved the merger of the Company with and into CESI in accordance with the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and Sections 30-1-71 et seq. of the Idaho Business Corporation Act (the "IBCA") and Sections 252 et seq. of the General Corporation Law of Delaware (the "DGCL"), upon terms and conditions set forth in this Merger Agreement (the "Merger") and directed that it be executed by the undersigned officers and that it be submitted to the shareholders of the Company for approval; and

         WHEREAS, it is the intention of the parties hereto that the Merger shall be a tax free reorganization pursuant to the applicable provisions of the Code.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the Merger, the mode of affectuating the same, and such other details and provisions as are deemed desirable, the parties hereto have agreed, and do hereby agree subject to the terms and conditions hereinafter set forth, as follows:

         1. Merger. At the Effective Time (as defined herein) of the Merger, the Company shall be merged with and into CESI. CESI shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of the Company shall cease. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretaries of State of the States of Idaho and Delaware. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

         2.      Governing Documents.

                 a. The Certificate of Incorporation of CESI as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

                 b. The Bylaws of CESI as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

         3. Officers and Directors. The persons who are officers and directors of the Company immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

         4. Name. The name of the Surviving Corporation shall be Consolidated Eco-Systems, Inc.

         5. Succession. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of the Company and all the rights, privileges, powers and franchises of the Company, and all property, real, personal and mixed, and all debts due to the Company on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of the Company, and the title of any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of the Company shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of the Company will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its shareholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon as the same were with respect to the Company.

         6. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                 a. Each share of the Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of CESI Common Stock.

                 b. The 100 shares of CESI Common Stock issued and outstanding in the name of the Company shall be canceled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of CESI Common Stock.

         7. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of the Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, CESI Common Stock into which the shares of the Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of CESI Common Stock evidenced by such outstanding certificate as above provided. Nothing contained herein shall be deemed to require the holder of any shares of the Common Stock to surrender the certificate or certificates representing such shares in exchange for a certificate or certificates representing shares of CESI Common Stock.

         8. Options. Each right in or to, or option to purchase, shares of the Common Stock, granted under the 1995 Incentive Award Plan of Exsorbet Industries, Inc. (the "Plan") or otherwise, which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action of the part of the holder thereof, be converted into and become a right in or to, or an option to purchase at the same option price per share, the same number of shares of CESI Common Stock, upon the same terms and subject to the same conditions as set forth in the Plan or otherwise as in effect at the Effective Time. The same number of shares of CESI Common Stock shall be reserved for purposes of the outstanding options as is equal to the number of shares of the Company under the Plan including the outstanding rights or options or portions thereof granted pursuant to the Plan and otherwise.

         9. Other Employee Benefit Plans. As of the Effective Time, the Surviving Corporation hereby assumes all obligations of the Company under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

         10. Conditions. The consummation of the Merger is subject to satisfaction of the following conditions prior to the Effective Time:

                 a. The Merger shall have received the requisite approval of the holders of the Common Stock and all necessary action shall have been taken to authorize the execution, delivery and performance of the Merger Agreement by the Company and CESI.

                 b. All approvals and consents necessary or desirable, if any, in connection with the consummation of the Merger shall have been obtained.

                 c. No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of the Company or CESI, would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of CESI after the Effective Time, or create a risk of subjecting the Company or CESI or their respective shareholders, officers or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

                 d. The shares of CESI Common Stock to be issued or reserved for issuance shall, if required, have been approved for listing on the Nasdaq SmallCap Market upon official notice of issuance.

         11. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         12. Amendment. Subject to applicable law and subject to the rights of the Company shareholders further to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

         13. Deferral or Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either the Company or CESI or both, notwithstanding approval of this Merger Agreement by the shareholders of the Company or the sole stockholder of CESI, or both, if circumstances arise which, in the opinion of the Board of Directors of the Company or CESI, make the Merger inadvisable or such deferral of the time of consummation thereof advisable. Specifically, the Board of Directors of the Company may terminate this Merger Agreement any time prior to the effective time if holders of an excess of one percent of the Common Stock perfect their dissenters' rights of appraisal pursuant to, and in accordance with, Sections 30-1-80 and 30-1-81 of the IBCA.

         14. Further Assurances. From time to time, as and when required or requested by either the Company or CESI, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, immunities, powers, franchise and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

         15. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         16. Headings. The headings of the several articles herein have been inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation of this Merger Agreement.

         IN WITNESS WHEREOF, the Company and CESI have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this _____ day of __________________, 1996.


                                        EXSORBET INDUSTRIES, INC.,
                                        an Idaho corporation


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------



                                        CONSOLIDATED ECO-SYSTEMS, INC.
                                        a Delaware corporation


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------

                                   EXHIBIT B



                          CERTIFICATE OF INCORPORATION
                                       OF
                         CONSOLIDATED ECO-SYSTEMS, INC.



         FIRST: The name of the Corporation is Consolidated Eco-Systems, Inc. (hereinafter called the "Corporation") .

         SECOND: The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

         THIRD: The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may be organized under the General Corporation Law of Delaware. The Corporation will have perpetual existence.

         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares of capital stock, classified as (i) 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), and (ii) 50,000,000 shares of common stock, par value $.001 per share ("Common Stock").

         The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

         1.      Provisions Relating to the Preferred Stock.

                 (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the board of directors of the Corporation as hereafter prescribed.

                 (b) Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                   (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                   (ii) the number of shares to constitute the class or series and the designations thereof;

                   (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

                   (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                   (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

                   (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                   (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                   (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                   (ix) such other special rights and protective provisions with respect to any class or series as may to the board of directors of the Corporation seem advisable.

                 (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         2.      Provisions Relating to the Common Stock.

                 (a) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

                 (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time and from time to time out of any funds of the Corporation legally available therefor.

                 (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

         3.      General.

                 (a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

                 (b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the Corporation. The board of directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

         FIFTH: The name of the incorporator of the Corporation is Todd W. Taylor, and the mailing address of such incorporator is 2001 Ross Avenue, Suite 4500, Dallas, Texas 75201.

         SIXTH: The number of directors constituting the initial board of directors is six and thereafter may be fixed by or in a manner provided in the bylaws. The name and mailing address of each person who is to serve as director until the first annual meeting of stockholders or until his successor is elected and qualified are as follows:


              NAME                               ADDRESS
              ----                               -------
      Charles Chunn, Jr.                   9704 Bridgeford
                                           Fort Smith, AR 72903

      James J. Connors, Jr.                10539 Country Road 1
                                           Fairhope, AL 36532

      Dr. Edward L. Schrader               504 Merganser Trail
                                           Clinton, MS 39056

      Sam Sexton, III                      P.O. Box 1526
                                           Fort Smith, AR 72902

      Robert D. Vick                       111 Meadowview
                                           Brandon, MS 39042

      Larry Woodcock                       1890 Swisco Road
                                           Sulphur, LA  70663


         SEVENTH: Directors of the Corporation need not be elected by written ballot unless the by-laws of the Corporation otherwise provide.

         EIGHTH: The directors of the Corporation shall have the power to adopt, amend, and repeal the by-laws of the Corporation.

         NINTH: No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

         TENTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the Delaware General Corporation Law, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article Tenth is in effect. Any repeal or amendment of this Article Tenth shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article Tenth. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Delaware General Corporation Law, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Delaware General Corporation Law, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, resolution of stockholders or directors, agreement, or otherwise.

         The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

         As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

         ELEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article Eleventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Eleventh, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the Delaware General Corporation Law.

         I, the undersigned, for the purpose of forming the Corporation under the laws of the State of Delaware, do make, file, and record this Certificate of Incorporation and do certify that this is my act and deed and that the facts stated herein are true and, accordingly, I do hereunto set my hand on this ____ day of November, 1996.



                                                   ----------------------------
                                                   Todd W. Taylor

                                   EXHIBIT C





                                     BYLAWS

                                       OF

                         CONSOLIDATED ECO-SYSTEMS, INC.


                             A DELAWARE CORPORATION

                               TABLE OF CONTENTS

                                                                                                            PAGE
                                         ARTICLE ONE:  OFFICES

1.1     Registered Office and Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.2     Other Offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                 ARTICLE TWO:  MEETINGS OF STOCKHOLDERS

2.1     Annual Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2.2     Special Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2.3     Place of Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.4     Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.5     Voting List  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.6     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.7     Required Vote; Withdrawal of Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.8     Method of Voting; Proxies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.9     Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
2.10    Conduct of Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
2.11    Inspectors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                                       ARTICLE THREE:  DIRECTORS

3.1     Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
3.2     Number; Qualification; Election; Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
3.3     Change in Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
3.4     Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
3.5     Vacancies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
3.6     Meetings of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
3.7     First Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
3.8     Election of Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
3.9     Regular Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
3.10    Special Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
3.11    Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
3.12    Quorum; Majority Vote  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
3.13    Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
3.14    Presumption of Assent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
3.15    Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

                                       ARTICLE FOUR:  COMMITTEES

4.1     Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
4.2     Number; Qualification; Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
4.3     Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
4.4     Committee Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
4.5     Alternate Members of Committees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
4.6     Regular Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
4.7     Special Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
4.8     Quorum; Majority Vote  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
4.9     Minutes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
4.10    Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
4.11    Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9





                                      (i)

                                         ARTICLE FIVE:  NOTICE

5.1     Method . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
5.2     Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                                         ARTICLE SIX:  OFFICERS

6.1     Number; Titles; Term of Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
6.2     Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
6.3     Vacancies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
6.4     Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
6.5     Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
6.6     Chairman of the Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
6.7     President  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
6.8     Vice Presidents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
6.9     Treasurer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
6.10    Assistant Treasurers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
6.11    Secretary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
6.12    Assistant Secretaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                             ARTICLE SEVEN:  CERTIFICATES AND SHAREHOLDERS

7.1     Certificates for Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
7.2     Replacement of Lost or Destroyed Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
7.3     Transfer of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
7.4     Registered Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
7.5     Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
7.6     Legends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                ARTICLE EIGHT:  MISCELLANEOUS PROVISIONS

8.1     Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
8.2     Reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
8.3     Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
8.4     Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
8.5     Seal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
8.6     Resignations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
8.7     Securities of Other Corporations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
8.8     Telephone Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
8.9     Action Without a Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
8.10    Invalid Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
8.11    Mortgages, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
8.12    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
8.13    References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
8.14    Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16





                                      (ii)

                                     BYLAWS

                                       OF

                         CONSOLIDATED ECO-SYSTEMS, INC.

                             A Delaware Corporation


                                    PREAMBLE


         These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation of Consolidated Eco-Systems, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                             ARTICLE ONE:  OFFICES

         1.1 Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

         1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                     ARTICLE TWO:  MEETINGS OF STOCKHOLDERS

         2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

         2.2 Special Meeting. A special meeting of the stockholders may be called at any time by the Chairman of the Board, the President, the board of directors, and shall be called by the President or the Secretary at the request in writing of the stockholders of record of not less than ten percent of all shares entitled to vote at such meeting or as otherwise provided by the certificate of incorporation of the Corporation. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

         2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

         2.4 Notice. (a) Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

         (b) Notice shall not be required to be given to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two annual meetings, or (b) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve month period, have been mailed addressed to such stockholder at his address as shown on the records of the Corporation and have been returned undeliverable. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such stockholder shall be reinstated.

         2.5 Voting List. At least ten days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

         2.6 Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

         2.7 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.8 Method of Voting; Proxies. Except as otherwise provided in the certificate of incorporation of the Corporation or by law, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or by any proxy method permitted by the Delaware General Corporation Law. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

         2.9 Record Date. (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than 60 days and not less than ten days prior to such meeting nor more than 60 days prior to any other action. If no record date is fixed:

                 (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                 (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

                 (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law or these bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office in the State of Delaware, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by law or these bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

         2.10 Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non- acting officer under these bylaws or by some person appointed by the meeting.

         2.11 Inspectors. The board of directors shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, or if inspectors shall not have been appointed, the chairman of the meeting shall, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                           ARTICLE THREE:  DIRECTORS

         3.1 Management. The business and property of the Corporation shall be managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these bylaws, the board of directors may exercise all the powers of the Corporation.

         3.2 Number; Qualification; Election; Term. The number of directors which shall constitute the entire board of directors shall be not less than one. The first board of directors shall consist of the number of directors named in the certificate of incorporation of the Corporation or, if no directors are so named, shall consist of the number of directors elected by the incorporator(s) at an organizational meeting or by unanimous written consent in lieu thereof. Thereafter, within the limits above specified, the number of directors which shall constitute the entire board of directors shall be determined by resolution of the board of directors or by resolution of the stockholders at the annual meeting thereof or at a special meeting thereof called for that purpose. Except as otherwise required by law, the certificate of incorporation of the Corporation, or these bylaws, the directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

         3.3 Change in Number. No decrease in the number of directors constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

         3.4 Removal. Except as otherwise provided in the certificate of incorporation of the Corporation or these bylaws, at any meeting of stockholders called expressly for that purpose, any director or the entire board of directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors; provided, however, that so long as stockholders have the right to cumulate votes in the election of directors pursuant to the certificate of incorporation of the Corporation, if less than the entire board of directors is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

         3.5 Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships or to replace the directors chosen by the directors then in office. Except as otherwise provided in these bylaws, when one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these bylaws with respect to the filling of other vacancies.

         3.6 Meetings of Directors. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

         3.7 First Meeting. Each newly elected board of directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

         3.8 Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

         3.9 Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

         3.10 Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board, the President, or any director.

         3.11 Notice. The Secretary shall give notice of each special meeting to each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

         3.12 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

         3.13 Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of the board of directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

         3.14 Presumption of Assent. A director of the Corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         3.15 Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                           ARTICLE FOUR:  COMMITTEES

         4.1 Designation. The board of directors may, by resolution adopted by a majority of the entire board of directors, designate one or more committees.

         4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

         4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the authority of the board of directors in the management of the business and property of the Corporation except to the extent expressly restricted by law, the certificate of incorporation of the Corporation, or these bylaws.

         4.4 Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         4.5 Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

         4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

         4.7 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least 24 hours before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

         4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws.

         4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

         4.10 Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

         4.11 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed by law upon the board of directors or such director.

                             ARTICLE FIVE:  NOTICE

         5.1 Method. Whenever by statute, the certificate of incorporation of the Corporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

         5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                             ARTICLE SIX:  OFFICERS

         6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including a Chairman of the Board, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine), and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

         6.2 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         6.3 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors.

         6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

         6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board, or the President, or a committee of directors.

         6.6 Chairman of the Board. The Chairman of the Board, if elected by the board of directors, shall have such powers and duties as may be prescribed by the board of directors. Such officer shall preside at all meetings of the stockholders and of the board of directors. Such officer may sign all certificates for shares of stock of the Corporation.

         6.7 President. The President shall be the chief executive officer of the Corporation and, subject to the board of directors, he shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the board of directors has not elected a Chairman of the Board or in the absence or inability to act of the Chairman of the Board, the President shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable to act.

         6.8 Vice Presidents. If the board of directors elects or appoints one or more Vice Presidents, each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President, and (in order of their seniority as determined by the board of directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

         6.9 Treasurer. If the board of directors elects or appoints a Treasurer, the Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, or the President.

         6.10 Assistant Treasurers. If the board of directors elects or appoints one or more Assistant Treasurers, each Assistant Treasurer shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

         6.11 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board or the President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, and the President.

         6.12 Assistant Secretaries. If the board of directors elects or appoints one or more Assistant Secretaries, each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                 ARTICLE SEVEN:  CERTIFICATES AND SHAREHOLDERS

         7.1 Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

         7.2 Replacement of Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

         7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

         7.5 Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

         7.6 Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                    ARTICLE EIGHT:  MISCELLANEOUS PROVISIONS

         8.1 Dividends. Subject to provisions of law and the certificate of incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

         8.2 Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in their discretion.

         8.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

         8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

         8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         8.7 Securities of Other Corporations. The Chairman of the Board, the President, or any Vice President of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

         8.8 Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the board of directors, and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors, or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         8.9 Action Without a Meeting. (a) Unless otherwise provided in the certificate of incorporation of the Corporation, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders (acting for themselves or through a proxy) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent of stockholders shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 8.9(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested. If any such action is taken by less then unanimous consent of the stockholders, prompt notice thereof shall be given to all nonconsenting stockholders.

         (b) Unless otherwise restricted by the certificate of incorporation of the Corporation or by these bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.

         8.10 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

         8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary, or unless such attestation is required by law.

         8.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

         8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

         8.14 Amendments. These bylaws may be altered, amended, or repealed or new bylaws may be adopted by the stockholders or by the board of directors at any regular meeting of the stockholders or the board of directors or at any special meeting of the stockholders or the board of directors if notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of any such special meeting of the stockholders.

         The undersigned, the Secretary of the Corporation, hereby certifies that the foregoing bylaws were adopted by unanimous consent by the directors of the Corporation as of November ___, 1996.



                                        --------------------------------------
                                        Sam Sexton III, Secretary

                                   EXHIBIT D



                                   IDAHO CODE



                                  GENERAL LAWS
                            TITLE 30.  CORPORATIONS
                   CHAPTER 1.  GENERAL BUSINESS CORPORATIONS

                           IDAHO CODE SECTION 30-1-80


30-1-80  RIGHT OF SHAREHOLDERS TO DISSENT AND OBTAIN PAYMENT FOR SHARES.

         (a) Any shareholder of a corporation shall have the right to dissent from, and to obtain payment for his shares in the event of any of the following corporate actions:

                 (1) Any plan of merger or consolidation to which the corporation is a party, except as provided in subsection (c) of this section;

                 (2) Any sale, lease, exchange, or other disposition of all or substantially all of the property and assets of the corporation not made in the usual or regular course of its business, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of sale be distributed to the shareholders in accordance with their respective interests within one (1) year after the date of sale;

                 (3) Any plan of exchange to which the corporation is a party, as the corporation the shares of which are to be acquired;

                 (4) Any amendment of the articles of incorporation which materially and adversely affects the rights appurtenant to the shares of the dissenting shareholder in that it:

                          (i) Alters or abolishes a preferential right of such shares;

                          (ii) Creates, alters or abolishes a right in respect of the redemption of such shares, including a provision respecting a sinking fund for the redemption or repurchase of such shares;

                          (iii) Alters or abolishes a preemptive right of the holder of such shares to acquire shares or other securities;

                          (iv) Excludes or limits the right of the holder of such shares to vote on any matter, or to cumulate his votes, except as such right may be limited by dilution through the issuance of shares or other securities with similar voting rights; or

                 (5) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles of incorporation, the bylaws, or a resolution of the board of directors directs that dissenting shareholders shall have a right to obtain payment for their shares.

         (b)(1) A record holder of shares may assert dissenters' rights as to less than all of the shares registered in his name only if he dissents with respect to all the shares beneficially owned by any one (1) person, and discloses the name and address of the persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

                 (2) A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on his behalf, and shall be treated as a dissenting shareholder under the terms of this section and section 30-1-31, Idaho Code, if he submits to the corporation at the time of or before the assertion of these rights a written consent of the record holder.

                 (c) The right to obtain payment under this section shall not apply to the shareholders of the surviving corporation in a merger if a vote of the shareholders of such corporation is not necessary to authorize such merger.

                 (d) A shareholder of a corporation who has a right under this section to obtain payment for his shares shall have no right at law or in equity to attack the validity of the corporate action that gives rise to his right to obtain payment, nor to have the action set aside or rescinded, except when the corporate action is unlawful or fraudulent with regard to the complaining shareholder or to the corporation.

                                   IDAHO CODE


                                  GENERAL LAWS
                            TITLE 30.  CORPORATIONS
                   CHAPTER 1.  GENERAL BUSINESS CORPORATIONS

                           IDAHO CODE SECTION 30-1-81


30-1-81    PROCEDURES FOR PROTECTION OF DISSENTERS' RIGHTS.

         (a)     As used in this section:

                 (1) "Dissenter" means a shareholder or beneficial owner who is entitled to and does assert dissenters' rights under section 30-1-80, Idaho Code, and who has performed every act required up to the time involved for the assertion of such rights.

                 (2) "Corporation" means the issuer of the shares held by the dissenter before the corporate action or the successor by merger or consolidation of that issuer.

                 (3) "Fair value" of shares means their value immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of such corporate action unless such exclusion would be inequitable.

                 (4) "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans, or, if none, at such rate as is fair and equitable under all the circumstances.

         (b) If a proposed corporate action which would give rise to dissenters' rights under subsection (a) of section 30-1-80, Idaho Code, is submitted to a vote at a meeting of shareholders, the notice of meeting shall notify all shareholders that they have or may have a right to dissent and obtain payment for their shares by complying with the terms of this section, and shall be accompanied by a copy of sections 30-1-80 and 30-1-81, Idaho Code.

         (c) If the proposed corporate action is submitted to a vote at a meeting of shareholders, any shareholder who wishes to dissent and obtain payment for his shares shall refrain from voting his shares in approval of such action. A shareholder who votes in favor of such action shall acquire no right to payment for his shares under this section or section 30-1-80, Idaho Code.

         (d) If the proposed corporate action is approved by the required vote at a meeting of shareholders, the corporation shall mail a further notice to all shareholders who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment for their shares a notice of the adoption of the plan of corporate action. The notice shall:

                 (1) State where and when a demand for payment must be sent and certificates of certificated shares must be deposited in order to obtain payment;

                 (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received;

                 (3) Supply a form for demanding payment which includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares; and

                 (4) Be accompanied by a copy of sections 30-1-80 and 30-1-81, Idaho Code. The time set for the demand and deposit shall be not less than thirty (30) days from the mailing of the notice.

         (e) A shareholder who fails to demand payment, or fails (in the case of certificated shares) to deposit certificates, as required by a notice pursuant to subsection (d) of this section shall have no right under this section or section 30-1-80, Idaho Code, to receive payment for his shares. If the shares are not represented by certificates, the corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action, or the release of restrictions under the terms of subsection (f) of this section. The dissenter shall retain all other rights of a shareholder until these rights are modified by effectuation of the proposed corporate action.

         (f)(1) Within sixty (60) days after the date set for demanding payment and depositing certificates, if the corporation has not effectuated the proposed corporate action and remitted payment for shares pursuant to paragraph
(3) of this subsection, it shall return any certificates that have been deposited, and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

                 (2) When uncertificated shares have been released from transfer restrictions, and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of subsection (d) of this section, with like effect.

                 (3) Immediately upon effectuation of the proposed corporate action, or upon receipt of demand for payment if the corporate action has already been effectuated, the corporation shall remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates, the amount which the corporation estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by:

                          (i) The corporation's closing balance sheet and statement of income fora fiscal year ending not more than sixteen (16) months before the date of remittance, together with the latest available interim financial statements;

                          (ii) A statement of the corporation's estimate of fair value of the shares; and

                          (iii) A notice of the dissenter's right to demand supplemental payment.

         (g) (1) If the corporation fails to remit as required by subsection
(f) hereof, or if the dissenter believes that the amount remitted is less than the fair value of his shares, or that the interest is not correctly determined, he may send the corporation his own estimate of the value of the shares or of the interest and demand payment of the deficiency.

                 (2) If the dissenter does not file such an estimate within thirty (30)days after the corporation's mailing of its remittance, he shall be entitled to no more than the amount remitted.

         (h) (1) Within sixty (60) days after receiving a demand for payment pursuant to subsection (g) hereof, if any such demands for payment remain unsettled, the corporation shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court.

                 (2) An appropriate court shall be the district court in the county of this state where the registered office of the corporation is located. If, in the case of a merger or consolidation or exchange of shares, the corporation is a foreign corporation without a registered office in this state, the petition shall be filed in the county where the registered office of the foreign corporation was last located. If there is no known registered office, the petition may be filed in Ada County, Idaho.

                 (3) All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the petition shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him by registered or certified mail or by publication as provided by law.

                 (4) The jurisdiction of the court shall be plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.

         The appraisers shall have such power and authority as shall be specified in the order of their appointment or in any amendment thereof. The dissenters shall be entitled to discovery in the same manner as parties in other civil suits.

                 (5) All dissenters who are made parties shall be entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest.

                 (6) If the corporation fails to file a petition as provided in paragraph(1) of this subsection (h), each dissenter who made a demand and who has not already settled his claim against the corporation shall be paid by the corporation the amount demanded by him, with interest, and may sue therefor in an appropriate court.

         (i) (1) The costs and expenses of any proceeding under subsection (h) of this section, including the reasonable compensation and expenses of appraisers appointed by the court, shall be determined by the court and assessed against the corporation, except that any part of the costs and expenses may be apportioned and assessed as the court may deem equitable against all or some of the dissenters who are parties and whose action in demanding supplemental payment the court finds to be arbitrary, vexatious, or not in good faith.

                 (2) Fees and expenses of counsel and of experts for the respective parties may be assessed as the court may deem equitable against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this section, and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section and section 30-1-80, Idaho Code.

                 (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

         (j) (1) Notwithstanding the foregoing provisions of this section, the corporation may elect to withhold the remittance required by subsection (f) of this section from any dissenter with respect to shares of which the dissenter (or the person on whose behalf the dissenter acts) was not the beneficial owner on the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. With respect to such shares, the corporation shall, upon effectuating the corporate action, state to each dissenter its estimate of the fair value of the shares, state the rate of interest to be used (explaining the basis thereof), and offer to pay the resulting amounts on receiving the dissenter's agreement to accept them in full satisfaction.

                 (2) If the dissenter believes that the amount offered is less than the fair value of the shares and interest determined according to this section, he may within thirty (30) days after the date of mailing of the corporation's offer, mail the corporation his own estimate of fair value and interest, and demand their payment. If the dissenter fails to do so, he shall be entitled to no more than the corporation's offer.

                 (3) If the dissenter makes a demand as provided in paragraph (2) of this subsection (j), the provisions of subsections
         (h) and (i) of this section shall apply to further proceedings on the dissenter's demand.

                                   EXHIBIT E


                           PROPOSED AMENDMENT TO THE
                        CERTIFICATE OF INCORPORATION OF
                         CONSOLIDATED ECO-SYSTEMS, INC.
                          REGARDING CUMULATIVE VOTING


         If Proposal No. 2 is approved by the shareholders and Proposal No. 3 is not approved, the Certificate of Incorporation of Consolidated Eco-Systems, Inc. will be amended by adding TWELFTH as follows:

         "TWELFTH: Each stockholder of the Corporation shall be entitled to as many votes as shall equal the number of votes which he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him and that he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more as he may see fit."

                                   EXHIBIT F


                           PROPOSED AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                           EXSORBET INDUSTRIES, INC.
                      REGARDING THE ISSUANCE OF PREFERRED
                        STOCK, PAR VALUE $.001 PER SHARE


         If Proposal No. 2 is not approved by the shareholders of the Company and Proposal No. 4 is so approved, the Articles of Incorporation of Exsorbet Industries, Inc. will be amended by deleting Article V in its entirety and replacing such with the following:

                                      "V.

         The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares of capital stock, classified as (i) 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), and (ii) 50,000,000 shares of common stock, par value $.001 per share ("Common Stock").

         The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

         1.      Provisions Relating to the Preferred Stock.

                 (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the board of directors of the Corporation as hereafter prescribed.

                 (b) Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                   (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                   (ii) the number of shares to constitute the class or series and the designations thereof;

                   (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

                   (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                   (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

                   (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                   (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                   (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                   (ix) such other special rights and protective provisions with respect to any class or series as may to the board of directors of the Corporation seem advisable.

                 (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         2.      Provisions Relating to the Common Stock.

                 (a) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

                 (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time and from time to time out of any funds of the Corporation legally available therefor.

                 (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

         3.      General.

                 (a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

                 (b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the Corporation. The board of directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof."

[EXSORBET LOGO]                         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            PROXY       The undersigned hereby (a) acknowledges receipt of the
                                        Notice of Annual Meeting of Stockholders of Exsorbet
                                        Industries, Inc. to be held on December 10, 1996 and the
   Annual Meeting of                    proxy statement in connection therewith, each dated
Stockholders to be held                 November 14, 1996, (b) appoints Charles E. Chunn, Jr.
   December 10, 1996                    and Dr. Edward L. Schrader, or either of them, as
                                        Proxies, each with the power to appoint a substitute,
                                        (c) authorizes the Proxies to represent and vote, as
                                        designated below, all the shares of Common Stock of
                                        Exsorbet Industries, Inc., held of record by the
                                        undersigned on October 24, 1996 at such annual meeting
                                        and at any adjournment(s) thereof, and (d) revokes any
                                        proxies heretofore given.



    1. Adoption and approval of the proposal to elect Charles E. Chunn, Jr; James J. Conners; Sam Sexton III; Dr. Edward L. Schrader; Robert D. Vick; and Larry Woodcock to the Board of Directors of Exsorbet Industries, Inc. (the "Company").

         [ ] FOR - all nominees listed above      [ ] WITHHOLD AUTHORITY TO
                                                      VOTE - for all nominees
                                                      listed above


To withhold authority to vote for any individual nominee(s), strike a line through or otherwise strike the nominee(s) named in the list above.


To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each.


    --------------------------------------------------------------------------

    2. Adoption and approval of the proposal to reincorporate the Company in Delaware.
             [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM


    3. Adoption and approval of the proposal to eliminate cumulative voting in the election of directors.

             [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM



                  (Continued and to be signed on reverse side)


--------------------------------------------------------------------------------

                          (Continued from other side)

    4. Adoption and approval of the proposal to authorize issuance of up to 10,000,000 shares of preferred stock, par value $.001 per share.

             [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM


    5. Adoption and approval of the proposal to change the Company's name from Exsorbet Industries, Inc. to Consolidated Eco-Systems, Inc.

    6. Adoption and approval of Cooper, Shuffield & Company as the Company's independent certified public accounts for fiscal year 1996.

    7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

             [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM


    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.


                                           IMPORTANT:  Please date this proxy
--------------------------------------     and sign exactly as your name or
                                           names appear thereon.  If stock is
                                           held jointly, signature should
                                           include both names.  Executors,
                                           administrators, trustees, guardians
                                           and others signing in the
                                           representative capacity, please so
                                           indicate when signing.




DATED:                            , 1996
      ----------------------------           ---------------------------------
                                               Signature

PLEASE SIGN, DATE AND RETURN THIS PROXY      ---------------------------------
PROMPTLY IN THE ACCOMPANYING ENVELOPE.         Signature if held jointly

                                 EXHIBIT INDEX





      Number    Description
      ------    -----------
         A      Agreement and Plan of Merger

         B      Certificate of Incorporation of Consolidated Eco-Systems, Inc.

         C      Bylaws of Consolidated Eco-Systems, Inc.

         D      Sections 30-1-80 and 30-1-81 of the Idaho Business Corporation
                Act

         E      Proposed Amendment to the Certificate of Incorporation of
                Consolidated Eco-Systems, Inc. regarding cumulative voting

         F      Proposed Amendment to the Articles of Incorporation of Exsorbet
                Industries, Inc. regarding the issuance of preferred stock, par value $.001 per share

       Proxy    Form of Proxy

                                   EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into by and between Exsorbet Industries, Inc., an Idaho corporation (the "Company"), and Consolidated Eco-Systems, Inc., a Delaware corporation ("CESI").

         WHEREAS, the Company is a corporation organized and existing under the laws of the State of Idaho and whose authorized capital consists of 50,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), of which 11,897,618 shares are issued and outstanding and entitled to vote;

         WHEREAS, CESI is a corporation organized and existing under the laws of the State of Delaware and whose authorized capital consists of 60,000,000 shares of capital stock, consisting of (i) 50,000,000 shares of common stock, par value $.001 per share (the "CESI Common Stock"), of which 100 shares are issued and outstanding, owned by the Company and entitled to vote and (ii) 10,000,000 shares of preferred stock, par value $.001 per share, none of which are issued and outstanding;

         WHEREAS, the respective Boards of Directors of the Company and CESI deem it advisable and in the best interests of each such corporation that the Company merge with and into CESI upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of the Company in the State of Delaware;

         WHEREAS, the respective Boards of Directors of the Company and CESI have authorized and approved the merger of the Company with and into CESI in accordance with the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and Sections 30-1-71 et seq. of the Idaho Business Corporation Act (the "IBCA") and Sections 252 et seq. of the General Corporation Law of Delaware (the "DGCL"), upon terms and conditions set forth in this Merger Agreement (the "Merger") and directed that it be executed by the undersigned officers and that it be submitted to the shareholders of the Company for approval; and

         WHEREAS, it is the intention of the parties hereto that the Merger shall be a tax free reorganization pursuant to the applicable provisions of the Code.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the Merger, the mode of affectuating the same, and such other details and provisions as are deemed desirable, the parties hereto have agreed, and do hereby agree subject to the terms and conditions hereinafter set forth, as follows:

         1. Merger. At the Effective Time (as defined herein) of the Merger, the Company shall be merged with and into CESI. CESI shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of the Company shall cease. The Merger shall become effective upon the filing of a of the State of Delaware and whose authorized capital consists of 60,000,000 Certificate of Merger with the Secretaries of State of the States of Idaho and Delaware. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

         2.      Governing Documents.

                 a. The Certificate of Incorporation of CESI as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

                 b. The Bylaws of CESI as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

         3. Officers and Directors. The persons who are officers and directors of the Company immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

         4. Name. The name of the Surviving Corporation shall be Consolidated Eco-Systems, Inc.

         5. Succession. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of the Company and all the rights, privileges, powers and franchises of the Company, and all property, real, personal and mixed, and all debts due to the Company on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of the Company, and the title of any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of the Company shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of the Company will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its shareholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon as the same were with respect to the Company.

         6. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                 a. Each share of the Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of CESI Common Stock.

                 b. The 100 shares of CESI Common Stock issued and outstanding in the name of the Company shall be canceled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of CESI Common Stock.

         7. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of the Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, CESI Common Stock into which the shares of the Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of CESI Common Stock evidenced by such outstanding certificate as above provided. Nothing contained herein shall be deemed to require the holder of any shares of the Common Stock to surrender the certificate or certificates representing such shares in exchange for a certificate or certificates representing shares of CESI Common Stock.

         8. Options. Each right in or to, or option to purchase, shares of the Common Stock, granted under the 1995 Incentive Award Plan of Exsorbet Industries, Inc. (the "Plan") or otherwise, which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action of the part of the holder thereof, be converted into and become a right in or to, or an option to purchase at the same option price per share, the same number of shares of CESI Common Stock, upon the same terms and subject to the same conditions as set forth in the Plan or otherwise as in effect at the Effective Time. The same number of shares of CESI Common Stock shall be reserved for purposes of the outstanding options as is equal to the number of shares of the Company under the Plan including the outstanding rights or options or portions thereof granted pursuant to the Plan and otherwise.

         9. Other Employee Benefit Plans. As of the Effective Time, the Surviving Corporation hereby assumes all obligations of the Company under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

         10. Conditions. The consummation of the Merger is subject to satisfaction of the following conditions prior to the Effective Time:

                 a. The Merger shall have received the requisite approval of the holders of the Common Stock and all necessary action shall have been taken to authorize the execution, delivery and performance of the Merger Agreement by the Company and CESI.

                 b. All approvals and consents necessary or desirable, if any, in connection with the consummation of the Merger shall have been obtained.

                 c. No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of the Company or CESI, would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of CESI after the Effective Time, or create a risk of subjecting the Company or CESI or their respective shareholders, officers or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

                 d. The shares of CESI Common Stock to be issued or reserved for issuance shall, if required, have been approved for listing on the Nasdaq SmallCap Market upon official notice of issuance.

         11. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         12. Amendment. Subject to applicable law and subject to the rights of the Company shareholders further to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

         13. Deferral or Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either the Company or CESI or both, notwithstanding approval of this Merger Agreement by the shareholders of the Company or the sole stockholder of CESI, or both, if circumstances arise which, in the opinion of the Board of Directors of the Company or CESI, make the Merger inadvisable or such deferral of the time of consummation thereof advisable. Specifically, the Board of Directors of the Company may terminate this Merger Agreement any time prior to the effective time if holders of an excess of one percent of the Common Stock perfect their dissenters' rights of appraisal pursuant to, and in accordance with, Sections 30-1-80 and 30-1-81 of the IBCA.

         14. Further Assurances. From time to time, as and when required or requested by either the Company or CESI, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, immunities, powers, franchise and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

         15. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         16. Headings. The headings of the several articles herein have been inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation of this Merger Agreement.

         IN WITNESS WHEREOF, the Company and CESI have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this _____ day of __________________, 1996.


                                    EXSORBET INDUSTRIES, INC.,
                                    an Idaho corporation


                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------


                                    CONSOLIDATED ECO-SYSTEMS, INC.
                                    a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------

                                   EXHIBIT B



                          CERTIFICATE OF INCORPORATION
                                       OF
                         CONSOLIDATED ECO-SYSTEMS, INC.



         FIRST: The name of the Corporation is Consolidated Eco-Systems, Inc. (hereinafter called the "Corporation") .

         SECOND: The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

         THIRD: The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may be organized under the General Corporation Law of Delaware. The Corporation will have perpetual existence.

         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares of capital stock, classified as (i) 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), and (ii) 50,000,000 shares of common stock, par value $.001 per share ("Common Stock").

         The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

         1.      Provisions Relating to the Preferred Stock.

                 (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the board of directors of the Corporation as hereafter prescribed.

                 (b) Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                   (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                   (ii) the number of shares to constitute the class or series and the designations thereof;

                   (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

                   (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                   (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

                   (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                   (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                   (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                   (ix) such other special rights and protective provisions with respect to any class or series as may to the board of directors of the Corporation seem advisable.

                 (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         2.      Provisions Relating to the Common Stock.

                 (a) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

                 (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time and from time to time out of any funds of the Corporation legally available therefor.

                 (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

         3.      General.

                 (a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

                 (b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the Corporation. The board of directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

         FIFTH: The name of the incorporator of the Corporation is Todd W. Taylor, and the mailing address of such incorporator is 2001 Ross Avenue, Suite 4500, Dallas, Texas 75201.

         SIXTH: The number of directors constituting the initial board of directors is six and thereafter may be fixed by or in a manner provided in the bylaws. The name and mailing address of each person who is to serve as director until the first annual meeting of stockholders or until his successor is elected and qualified are as follows:


                  NAME                               ADDRESS
                  ----                               -------

        Charles Chunn, Jr.                   9704 Bridgeford
                                             Fort Smith, AR 72903

        James J. Conners, Jr.                10539 Country Road 1
                                             Fairhope, AL 36532

        Dr. Edward L. Schrader               504 Merganser Trail
                                             Clinton, MS 39056

        Sam Sexton, III                      P.O. Box 1526
                                             Fort Smith, AR 72902

        Robert D. Vick                       111 Meadowview
                                             Brandon, MS 39042

        Larry Woodcock                       1890 Swisco Road
                                             Sulphur, LA  70663


         SEVENTH: Directors of the Corporation need not be elected by written ballot unless the by-laws of the Corporation otherwise provide.

         EIGHTH: The directors of the Corporation shall have the power to adopt, amend, and repeal the by-laws of the Corporation.

         NINTH: No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

         TENTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the Delaware General Corporation Law, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article Tenth is in effect. Any repeal or amendment of this Article Tenth shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article Tenth. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Delaware General Corporation Law, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Delaware General Corporation Law, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, resolution of stockholders or directors, agreement, or otherwise.

         The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

         As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

         ELEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article Eleventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Eleventh, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the Delaware General Corporation Law.

         I, the undersigned, for the purpose of forming the Corporation under the laws of the State of Delaware, do make, file, and record this Certificate of Incorporation and do certify that this is my act and deed and that the facts stated herein are true and, accordingly, I do hereunto set my hand on this ____ day of November, 1996.


                                             ----------------------------------
                                             Todd W. Taylor

                                   EXHIBIT C





                                     BYLAWS

                                       OF

                         CONSOLIDATED ECO-SYSTEMS, INC.


                             A DELAWARE CORPORATION

                               TABLE OF CONTENTS

                                                                            PAGE
                             ARTICLE ONE:  OFFICES

    1.1     Registered Office and Agent  . . . . . . . . . . . . . . . .    1
    1.2     Other Offices  . . . . . . . . . . . . . . . . . . . . . . .    1

                     ARTICLE TWO:  MEETINGS OF STOCKHOLDERS

    2.1     Annual Meeting . . . . . . . . . . . . . . . . . . . . . . .    1
    2.2     Special Meeting  . . . . . . . . . . . . . . . . . . . . . .    1
    2.3     Place of Meetings  . . . . . . . . . . . . . . . . . . . . .    2
    2.4     Notice . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
    2.5     Voting List  . . . . . . . . . . . . . . . . . . . . . . . .    2
    2.6     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
    2.7     Required Vote; Withdrawal of Quorum  . . . . . . . . . . . .    3
    2.8     Method of Voting; Proxies  . . . . . . . . . . . . . . . . .    3
    2.9     Record Date  . . . . . . . . . . . . . . . . . . . . . . . .    4
    2.10    Conduct of Meeting . . . . . . . . . . . . . . . . . . . . .    5
    2.11    Inspectors . . . . . . . . . . . . . . . . . . . . . . . . .    5

                           ARTICLE THREE:  DIRECTORS

    3.1     Management . . . . . . . . . . . . . . . . . . . . . . . . .    5
    3.2     Number; Qualification; Election; Term  . . . . . . . . . . .    5
    3.3     Change in Number . . . . . . . . . . . . . . . . . . . . . .    6
    3.4     Removal  . . . . . . . . . . . . . . . . . . . . . . . . . .    6
    3.5     Vacancies  . . . . . . . . . . . . . . . . . . . . . . . . .    6
    3.6     Meetings of Directors  . . . . . . . . . . . . . . . . . . .    6
    3.7     First Meeting  . . . . . . . . . . . . . . . . . . . . . . .    7
    3.8     Election of Officers . . . . . . . . . . . . . . . . . . . .    7
    3.9     Regular Meetings . . . . . . . . . . . . . . . . . . . . . .    7
    3.10    Special Meetings . . . . . . . . . . . . . . . . . . . . . .    7
    3.11    Notice . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
    3.12    Quorum; Majority Vote  . . . . . . . . . . . . . . . . . . .    7
    3.13    Procedure  . . . . . . . . . . . . . . . . . . . . . . . . .    7
    3.14    Presumption of Assent  . . . . . . . . . . . . . . . . . . .    8
    3.15    Compensation . . . . . . . . . . . . . . . . . . . . . . . .    8

                           ARTICLE FOUR:  COMMITTEES

    4.1     Designation  . . . . . . . . . . . . . . . . . . . . . . . .    8
    4.2     Number; Qualification; Term  . . . . . . . . . . . . . . . .    8
    4.3     Authority  . . . . . . . . . . . . . . . . . . . . . . . . .    8
    4.4     Committee Changes  . . . . . . . . . . . . . . . . . . . . .    9
    4.5     Alternate Members of Committees  . . . . . . . . . . . . . .    9
    4.6     Regular Meetings . . . . . . . . . . . . . . . . . . . . . .    9
    4.7     Special Meetings . . . . . . . . . . . . . . . . . . . . . .    9


                                      (i)

         4.8     Quorum; Majority Vote  . . . . . . . . . . . . . . . .    9
         4.9     Minutes  . . . . . . . . . . . . . . . . . . . . . . .    9
         4.10    Compensation . . . . . . . . . . . . . . . . . . . . .    9
         4.11    Responsibility . . . . . . . . . . . . . . . . . . . .    9

                             ARTICLE FIVE:  NOTICE

         5.1     Method . . . . . . . . . . . . . . . . . . . . . . . .   10
         5.2     Waiver . . . . . . . . . . . . . . . . . . . . . . . .   10

                             ARTICLE SIX:  OFFICERS

         6.1     Number; Titles; Term of Office . . . . . . . . . . . .   10
         6.2     Removal  . . . . . . . . . . . . . . . . . . . . . . .   10
         6.3     Vacancies  . . . . . . . . . . . . . . . . . . . . . .   11
         6.4     Authority  . . . . . . . . . . . . . . . . . . . . . .   11
         6.5     Compensation . . . . . . . . . . . . . . . . . . . . .   11
         6.6     Chairman of the Board  . . . . . . . . . . . . . . . .   11
         6.7     President  . . . . . . . . . . . . . . . . . . . . . .   11
         6.8     Vice Presidents  . . . . . . . . . . . . . . . . . . .   11
         6.9     Treasurer  . . . . . . . . . . . . . . . . . . . . . .   11
         6.10    Assistant Treasurers . . . . . . . . . . . . . . . . .   12
         6.11    Secretary  . . . . . . . . . . . . . . . . . . . . . .   12
         6.12    Assistant Secretaries  . . . . . . . . . . . . . . . .   12

                 ARTICLE SEVEN:  CERTIFICATES AND SHAREHOLDERS

         7.1     Certificates for Shares  . . . . . . . . . . . . . . .   12
         7.2     Replacement of Lost or Destroyed Certificates  . . . .   13
         7.3     Transfer of Shares . . . . . . . . . . . . . . . . . .   13
         7.4     Registered Stockholders  . . . . . . . . . . . . . . .   13
         7.5     Regulations  . . . . . . . . . . . . . . . . . . . . .   13
         7.6     Legends  . . . . . . . . . . . . . . . . . . . . . . .   13

                    ARTICLE EIGHT:  MISCELLANEOUS PROVISIONS

         8.1     Dividends  . . . . . . . . . . . . . . . . . . . . . .   14
         8.2     Reserves . . . . . . . . . . . . . . . . . . . . . . .   14
         8.3     Books and Records  . . . . . . . . . . . . . . . . . .   14
         8.4     Fiscal Year  . . . . . . . . . . . . . . . . . . . . .   14
         8.5     Seal . . . . . . . . . . . . . . . . . . . . . . . . .   14
         8.6     Resignations . . . . . . . . . . . . . . . . . . . . .   14
         8.7     Securities of Other Corporations . . . . . . . . . . .   14
         8.8     Telephone Meetings . . . . . . . . . . . . . . . . . .   14
         8.9     Action Without a Meeting . . . . . . . . . . . . . . .   15
         8.10    Invalid Provisions . . . . . . . . . . . . . . . . . .   15
         8.11    Mortgages, etc.  . . . . . . . . . . . . . . . . . . .   16
         8.12    Headings . . . . . . . . . . . . . . . . . . . . . . .   16
         8.13    References . . . . . . . . . . . . . . . . . . . . . .   16
         8.14    Amendments . . . . . . . . . . . . . . . . . . . . . .   16


                                      (ii)

                                     BYLAWS

                                       OF

                         CONSOLIDATED ECO-SYSTEMS, INC.

                             A Delaware Corporation


                                    PREAMBLE


         These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation of Consolidated Eco-Systems, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                             ARTICLE ONE:  OFFICES

         1.1 Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

         1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                     ARTICLE TWO:  MEETINGS OF STOCKHOLDERS

         2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

         2.2 Special Meeting. A special meeting of the stockholders may be called at any time by the Chairman of the Board, the President, the board of directors, and shall be called by the President or the Secretary at the request in writing of the stockholders of record of not less than ten percent of all shares entitled to vote at such meeting or as otherwise provided by the certificate of incorporation of the Corporation. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

         2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

         2.4 Notice. (a) Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

         (b) Notice shall not be required to be given to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two annual meetings, or (b) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve month period, have been mailed addressed to such stockholder at his address as shown on the records of the Corporation and have been returned undeliverable. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such stockholder shall be reinstated.

         2.5 Voting List. At least ten days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

         2.6 Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

         2.7 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.8 Method of Voting; Proxies. Except as otherwise provided in the certificate of incorporation of the Corporation or by law, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting





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of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or by any proxy method permitted by the Delaware General Corporation Law. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

         2.9 Record Date. (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than 60 days and not less than ten days prior to such meeting nor more than 60 days prior to any other action. If no record date is fixed:

                 (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                 (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

                 (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law or these bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office in the State of Delaware, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by law or these bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

         2.10 Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non- acting officer under these bylaws or by some person appointed by the meeting.





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         2.11    Inspectors.  The board of directors shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, or if inspectors shall not have been appointed, the chairman of the meeting shall, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                           ARTICLE THREE:  DIRECTORS

         3.1 Management. The business and property of the Corporation shall be managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these bylaws, the board of directors may exercise all the powers of the Corporation.

         3.2 Number; Qualification; Election; Term. The number of directors which shall constitute the entire board of directors shall be not less than one. The first board of directors shall consist of the number of directors named in the certificate of incorporation of the Corporation or, if no directors are so named, shall consist of the number of directors elected by the incorporator(s) at an organizational meeting or by unanimous written consent in lieu thereof. Thereafter, within the limits above specified, the number of directors which shall constitute the entire board of directors shall be determined by resolution of the board of directors or by resolution of the stockholders at the annual meeting thereof or at a special meeting thereof called for that purpose. Except as otherwise required by law, the certificate of incorporation of the Corporation, or these bylaws, the directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

         3.3 Change in Number. No decrease in the number of directors constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

         3.4 Removal. Except as otherwise provided in the certificate of incorporation of the Corporation or these bylaws, at any meeting of stockholders called expressly for that purpose, any director or the entire board of directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors; provided, however, that so long as stockholders have the right to cumulate votes in the election of directors pursuant to the certificate of incorporation of the Corporation, if less than the entire board of directors is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

         3.5 Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office shall





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constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships or to replace the directors chosen by the directors then in office. Except as otherwise provided in these bylaws, when one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these bylaws with respect to the filling of other vacancies.

         3.6 Meetings of Directors. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

         3.7 First Meeting. Each newly elected board of directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

         3.8 Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

         3.9 Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

         3.10 Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board, the President, or any director.

         3.11 Notice. The Secretary shall give notice of each special meeting to each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

         3.12 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

         3.13 Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of the board of directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the





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meeting.  The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

         3.14 Presumption of Assent. A director of the Corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         3.15 Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                           ARTICLE FOUR:  COMMITTEES

         4.1 Designation. The board of directors may, by resolution adopted by a majority of the entire board of directors, designate one or more committees.

         4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

         4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the authority of the board of directors in the management of the business and property of the Corporation except to the extent expressly restricted by law, the certificate of incorporation of the Corporation, or these bylaws.

         4.4 Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         4.5 Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

         4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

         4.7 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least 24 hours before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

         4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not





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
present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws.

         4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

         4.10 Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

         4.11 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed by law upon the board of directors or such director.

                             ARTICLE FIVE:  NOTICE

         5.1 Method. Whenever by statute, the certificate of incorporation of the Corporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

         5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                             ARTICLE SIX:  OFFICERS

         6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including a Chairman of the Board, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine), and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

         6.2 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.





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         6.3     Vacancies.  Any vacancy occurring in any office of the
Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors.

         6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

         6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board, or the President, or a committee of directors.

         6.6 Chairman of the Board. The Chairman of the Board, if elected by the board of directors, shall have such powers and duties as may be prescribed by the board of directors. Such officer shall preside at all meetings of the stockholders and of the board of directors. Such officer may sign all certificates for shares of stock of the Corporation.

         6.7 President. The President shall be the chief executive officer of the Corporation and, subject to the board of directors, he shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the board of directors has not elected a Chairman of the Board or in the absence or inability to act of the Chairman of the Board, the President shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable to act.

         6.8 Vice Presidents. If the board of directors elects or appoints one or more Vice Presidents, each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President, and (in order of their seniority as determined by the board of directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

         6.9 Treasurer. If the board of directors elects or appoints a Treasurer, the Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, or the President.

         6.10 Assistant Treasurers. If the board of directors elects or appoints one or more Assistant Treasurers, each Assistant Treasurer shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

         6.11 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board or the President all certificates for shares of stock of the Corporation, and he shall have





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charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, and the President.

         6.12 Assistant Secretaries. If the board of directors elects or appoints one or more Assistant Secretaries, each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                 ARTICLE SEVEN:  CERTIFICATES AND SHAREHOLDERS

         7.1 Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

         7.2 Replacement of Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

         7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

         7.5 Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

         7.6 Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                    ARTICLE EIGHT:  MISCELLANEOUS PROVISIONS

         8.1 Dividends. Subject to provisions of law and the certificate of incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

         8.2 Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in their discretion.

         8.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

         8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

         8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         8.7 Securities of Other Corporations. The Chairman of the Board, the President, or any Vice President of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

         8.8 Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the board of directors, and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors, or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         8.9 Action Without a Meeting. (a) Unless otherwise provided in the certificate of incorporation of the Corporation, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders (acting for themselves or through a proxy) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent of stockholders shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 8.9(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested. If any such action is taken by less then unanimous consent of the stockholders, prompt notice thereof shall be given to all nonconsenting stockholders.

         (b) Unless otherwise restricted by the certificate of incorporation of the Corporation or by these bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.

         8.10 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

         8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary, or unless such attestation is required by law.

         8.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

         8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

         8.14 Amendments. These bylaws may be altered, amended, or repealed or new bylaws may be adopted by the stockholders or by the board of directors at any regular meeting of the stockholders or the board of directors or at any special meeting of the stockholders or the board of directors if notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of any such special meeting of the stockholders.

         The undersigned, the Secretary of the Corporation, hereby certifies that the foregoing bylaws were adopted by unanimous consent by the directors of the Corporation as of November ___, 1996.





                                               --------------------------------
                                               Sam Sexton III, Secretary

                                   EXHIBIT D


                                   IDAHO CODE


                                  GENERAL LAWS
                            TITLE 30.  CORPORATIONS
                   CHAPTER 1.  GENERAL BUSINESS CORPORATIONS

                           IDAHO CODE SECTION 30-1-80


30-1-80  RIGHT OF SHAREHOLDERS TO DISSENT AND OBTAIN PAYMENT FOR SHARES.

         (a) Any shareholder of a corporation shall have the right to dissent from, and to obtain payment for his shares in the event of any of the following corporate actions:

                 (1) Any plan of merger or consolidation to which the corporation is a party, except as provided in subsection (c) of this section;

                 (2) Any sale, lease, exchange, or other disposition of all or substantially all of the property and assets of the corporation not made in the usual or regular course of its business, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of sale be distributed to the shareholders in accordance with their respective interests within one (1) year after the date of sale;

                 (3) Any plan of exchange to which the corporation is a party, as the corporation the shares of which are to be acquired;

                 (4) Any amendment of the articles of incorporation which materially and adversely affects the rights appurtenant to the shares of the dissenting shareholder in that it:

                          (i) Alters or abolishes a preferential right of such shares;

                          (ii) Creates, alters or abolishes a right in respect of the redemption of such shares, including a provision respecting a sinking fund for the redemption or repurchase of such shares;

                          (iii) Alters or abolishes a preemptive right of the holder of such shares to acquire shares or other securities;

                          (iv) Excludes or limits the right of the holder of such shares to vote on any matter, or to cumulate his votes, except as such right may be limited by dilution through the issuance of shares or other securities with similar voting rights; or

                 (5) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles of incorporation, the bylaws, or a resolution of the board of directors directs that dissenting shareholders shall have a right to obtain payment for their shares.

         (b)(1) A record holder of shares may assert dissenters' rights as to less than all of the shares registered in his name only if he dissents with respect to all the shares beneficially owned by any one (1) person, and discloses the name and address of the persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

                 (2) A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on his behalf, and shall be treated as a dissenting shareholder under the terms of this section and section 30-1-31, Idaho Code, if he submits to the corporation at the time of or before the assertion of these rights a written consent of the record holder.

                 (c) The right to obtain payment under this section shall not apply to the shareholders of the surviving corporation in a merger if a vote of the shareholders of such corporation is not necessary to authorize such merger.

                 (d) A shareholder of a corporation who has a right under this section to obtain payment for his shares shall have no right at law or in equity to attack the validity of the corporate action that gives rise to his right to obtain payment, nor to have the action set aside or rescinded, except when the corporate action is unlawful or fraudulent with regard to the complaining shareholder or to the corporation.

                                   IDAHO CODE


                                  GENERAL LAWS
                            TITLE 30.  CORPORATIONS
                   CHAPTER 1.  GENERAL BUSINESS CORPORATIONS

                           IDAHO CODE SECTION 30-1-81


30-1-81    PROCEDURES FOR PROTECTION OF DISSENTERS' RIGHTS.

         (a)     As used in this section:

                 (1) "Dissenter" means a shareholder or beneficial owner who is entitled to and does assert dissenters' rights under section 30-1-80, Idaho Code, and who has performed every act required up to the time involved for the assertion of such rights.

                 (2) "Corporation" means the issuer of the shares held by the dissenter before the corporate action or the successor by merger or consolidation of that issuer.

                 (3) "Fair value" of shares means their value immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of such corporate action unless such exclusion would be inequitable.

                 (4) "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans, or, if none, at such rate as is fair and equitable under all the circumstances.

         (b) If a proposed corporate action which would give rise to dissenters' rights under subsection (a) of section 30-1-80, Idaho Code, is submitted to a vote at a meeting of shareholders, the notice of meeting shall notify all shareholders that they have or may have a right to dissent and obtain payment for their shares by complying with the terms of this section, and shall be accompanied by a copy of sections 30-1-80 and 30-1-81, Idaho Code.

         (c) If the proposed corporate action is submitted to a vote at a meeting of shareholders, any shareholder who wishes to dissent and obtain payment for his shares shall refrain from voting his shares in approval of such action. A shareholder who votes in favor of such action shall acquire no right to payment for his shares under this section or section 30-1-80, Idaho Code.

         (d) If the proposed corporate action is approved by the required vote at a meeting of shareholders, the corporation shall mail a further notice to all shareholders who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment for their shares a notice of the adoption of the plan of corporate action. The notice shall:

                 (1) State where and when a demand for payment must be sent and certificates of certificated shares must be deposited in order to obtain payment;

                 (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received;

                 (3) Supply a form for demanding payment which includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares; and

                 (4) Be accompanied by a copy of sections 30-1-80 and 30-1-81, Idaho Code. The time set for the demand and deposit shall be not less than thirty (30) days from the mailing of the notice.

         (e) A shareholder who fails to demand payment, or fails (in the case of certificated shares) to deposit certificates, as required by a notice pursuant to subsection (d) of this section shall have no right under this section or section 30-1-80, Idaho Code, to receive payment for his shares. If the shares are not represented by certificates, the corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action, or the release of restrictions under the terms of subsection (f) of this section. The dissenter shall retain all other rights of a shareholder until these rights are modified by effectuation of the proposed corporate action.

         (f)(1) Within sixty (60) days after the date set for demanding payment and depositing certificates, if the corporation has not effectuated the proposed corporate action and remitted payment for shares pursuant to paragraph
(3) of this subsection, it shall return any certificates that have been deposited, and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

                 (2) When uncertificated shares have been released from transfer restrictions, and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of subsection (d) of this section, with like effect.

                 (3) Immediately upon effectuation of the proposed corporate action, or upon receipt of demand for payment if the corporate action has already been effectuated, the corporation shall remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates, the amount which the corporation estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by:

                          (i) The corporation's closing balance sheet and statement of income fora fiscal year ending not more than sixteen (16) months before the date of remittance, together with the latest available interim financial statements;

                          (ii) A statement of the corporation's estimate of fair value of the shares; and

                          (iii) A notice of the dissenter's right to demand supplemental payment.

         (g) (1) If the corporation fails to remit as required by subsection
(f) hereof, or if the dissenter believes that the amount remitted is less than the fair value of his shares, or that the interest is not correctly determined, he may send the corporation his own estimate of the value of the shares or of the interest and demand payment of the deficiency.

                 (2) If the dissenter does not file such an estimate within thirty (30)days after the corporation's mailing of its remittance, he shall be entitled to no more than the amount remitted.

         (h) (1) Within sixty (60) days after receiving a demand for payment pursuant to subsection (g) hereof, if any such demands for payment remain unsettled, the corporation shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court.

                 (2) An appropriate court shall be the district court in the county of this state where the registered office of the corporation is located. If, in the case of a merger or consolidation or exchange of shares, the corporation is a foreign corporation without a registered office in this state, the petition shall be filed in the county where the registered office of the foreign corporation was last located. If there is no known registered office, the petition may be filed in Ada County, Idaho.

                 (3) All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the petition shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him by registered or certified mail or by publication as provided by law.

                 (4) The jurisdiction of the court shall be plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as shall be specified in the order of their appointment or in any amendment thereof. The dissenters shall be entitled to discovery in the same manner as parties in other civil suits.

                 (5) All dissenters who are made parties shall be entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest.

                 (6) If the corporation fails to file a petition as provided in paragraph(1) of this subsection (h), each dissenter who made a demand and who has not already settled his claim against the corporation shall be paid by the corporation the amount demanded by him, with interest, and may sue therefor in an appropriate court.

         (i) (1) The costs and expenses of any proceeding under subsection (h) of this section, including the reasonable compensation and expenses of appraisers appointed by the court, shall be determined by the court and assessed against the corporation, except that any part of the costs and expenses may be apportioned and assessed as the court may deem equitable against all or some of the dissenters who are parties and whose action in demanding supplemental payment the court finds to be arbitrary, vexatious, or not in good faith.

                 (2) Fees and expenses of counsel and of experts for the respective parties may be assessed as the court may deem equitable against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this section, and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section and section 30-1-80, Idaho Code.

                 (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

         (j) (1) Notwithstanding the foregoing provisions of this section, the corporation may elect to withhold the remittance required by subsection (f) of this section from any dissenter with respect to shares of which the dissenter (or the person on whose behalf the dissenter acts) was not the beneficial owner on the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. With respect to such shares, the corporation shall, upon effectuating the corporate action, state to each dissenter its estimate of the fair value of the shares, state the rate of interest to be used (explaining the basis thereof), and offer to pay the resulting amounts on receiving the dissenter's agreement to accept them in full satisfaction.

                 (2) If the dissenter believes that the amount offered is less than the fair value of the shares and interest determined according to this section, he may within thirty (30) days after the date of mailing of the corporation's offer, mail the corporation his own estimate of fair value and interest, and demand their payment. If the dissenter fails to do so, he shall be entitled to no more than the corporation's offer.

                 (3) If the dissenter makes a demand as provided in paragraph (2) of this subsection (j), the provisions of subsections
         (h) and (i) of this section shall apply to further proceedings on the dissenter's demand.

                                   EXHIBIT E


                           PROPOSED AMENDMENT TO THE
                        CERTIFICATE OF INCORPORATION OF
                         CONSOLIDATED ECO-SYSTEMS, INC.
                          REGARDING CUMULATIVE VOTING


         If Proposal No. 2 is approved by the shareholders and Proposal No. 3 is not approved, the Certificate of Incorporation of Consolidated Eco-Systems, Inc. will be amended by adding TWELFTH as follows:

         "TWELFTH: Each stockholder of the Corporation shall be entitled to as many votes as shall equal the number of votes which he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him and that he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more as he may see fit."

                                   EXHIBIT F


                           PROPOSED AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                           EXSORBET INDUSTRIES, INC.
                      REGARDING THE ISSUANCE OF PREFERRED
                        STOCK, PAR VALUE $.001 PER SHARE


         If Proposal No. 2 is not approved by the shareholders of the Company and Proposal No. 4 is so approved, the Articles of Incorporation of Exsorbet Industries, Inc. will be amended by deleting Article V in its entirety and replacing such with the following:

                                      "V.

         The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares of capital stock, classified as (i) 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), and (ii) 50,000,000 shares of common stock, par value $.001 per share ("Common Stock").

         The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

         1.      Provisions Relating to the Preferred Stock.

                 (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the board of directors of the Corporation as hereafter prescribed.

                 (b) Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                   (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                   (ii) the number of shares to constitute the class or series and the designations thereof;

                   (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

                   (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                   (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

                   (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                   (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                   (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                   (ix) such other special rights and protective provisions with respect to any class or series as may to the board of directors of the Corporation seem advisable.

                 (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         2.      Provisions Relating to the Common Stock.

                 (a) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

                 (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time and from time to time out of any funds of the Corporation legally available therefor.

                 (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

         3.      General.

                 (a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

                 (b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the Corporation. The board of directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof."

(EXSORBET LOGO)   Proxy             PROXY SOLICITED ON BEHALF OF THE
                                           BOARD OF DIRECTORS

                            The undersigned hereby (a) acknowledges receipt of
                            the Notice of Annual Meeting of Stockholders of
                            Exsorbet Industries, Inc. to be held on December
Annual Meeting of           10, 1996 and the proxy statement in connection
Stockholders to be          therewith, each dated November 14 1996, (b)
held December 10, 1996      appoints Dr. Edward L. Schrader and Sam Sexton III,
                            or either of them, as Proxies, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote, as designated below, all the shares of Common Stock of Exsorbet Industries, Inc., held of record by the undersigned on October 29, 1996 at such annual meeting and at any adjournment(s) thereof, and (d) revokes any proxies heretofore given.





1. Adoption and approval of the proposal to elect Charles E. Chunn, Jr; James J. Connors; Sam Sexton III; Dr. Edward L. Schrader; Robert D. Vick; and Larry Woodcock to the Board of Directors of Exsorbet Industries, Inc. (the "Company").


[ ] FOR - all nominees listed above      [ ] WITHHOLD AUTHORITY TO VOTE - for
                                             all nominees listed above



To withhold authority to vote for any individual nominee(s), strike a line through or otherwise strike the nominee(s) named in the list above.

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each.

--------------------------------------------------------------------------------
2. Adoption and approval of the proposal to reincorporate the Company in
   Delaware.
            [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM

3. Adoption and approval of the proposal to eliminate cumulative voting in the election of directors.

            [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM

                 (Continued and to be signed on reverse side)


                         (Continued from other side)

4. Adoption and approval of the proposal to authorize issuance of up to 10,000,000 shares of preferred stock, par value $.001 per share.

            [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM

5. Adoption and approval of the proposal to change the Company's name from Exsorbet Industries, Inc. to Consolidated Eco-Systems, Inc.

6. Adoption and approval of Cooper, Shuffield & Company as the Company's independent certified public accounts for fiscal year 1996.

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

            [ ] FOR           [ ] AGAINST        [ ] ABSTAIN FROM

    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.


                         IMPORTANT: Please date this proxy and sign exactly as your name or names appear thereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in the representative capacity, please so indicate when signing.


DATED:          , 1996
      ----------         ------------------------------------------
                         Signature
PLEASE SIGN, DATE AND
RETURN THIS PROXY
PROMPTLY IN THE          ------------------------------------------
ACCOMPANYING ENVELOPE.   Signature if held jointly